UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund:	BlackRock Municipal Income Fund, Inc. (MUI)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 01/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock Municipal Income Fund, Inc. (MUI)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%
U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)
International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)
Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.58	1.79
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.60)	(11.62)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2023

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by surging inflation and aggressive Fed policy tightening. The market experienced a drawdown on par with some of the worst on record as the U.S. central bank delivered 425bps of rate hikes at the fastest pace in history. However, growing expectations for a pause in policy tightening later in the period offered a reprieve. Strong credit fundamentals, bolstered by robust revenue growth and elevated fund balances, drove positive excess returns versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended January 31, 2023, municipal bond funds experienced net outflows totaling $141 billion (based on data from the Investment Company Institute), marking the largest outflow cycle on record. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $347 billion in issuance, below the $453 billion issued during the prior 12-months. New issue oversubscriptions waned as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of January 31, 2023 6 months: 0.73% 12 months: (3.25)%

A Closer Look at Yields

From January 31, 2022, to January 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 125 basis points (“bps”) from 1.95% to 3.20%, while ten-year rates increased by 64 bps from 1.55% to 2.19% and five-year rates increased by 83 bps from 1.22% to 2.05% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 2 bps. However, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve, which flattened by 150 bps.

The selloff experienced in early 2022 helped restore value to the asset class before outperformance in the latter half of the year stretched valuations across the curve. Municipal-to-Treasury ratios now sit below their 5-year averages, most notably in the front end of the curve.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. While revenue collections, particularly sales and personal income tax receipts, continue to be robust in an environment of higher inflation, growth may subside as inflation declines or the economy slows. In the meantime, prevailing higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. However, overall credit fundamentals are expected to remain sturdy. At this point, tax receipts could come under pressure although states with significant oil and gas production would benefit should prices remain elevated or rise. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of January 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of January 31, 2023 ($10.15)(a)	5.14%
Tax Equivalent Yield(b)	8.68%
Current Monthly Distribution per Common Share(c)	$0.0435
Current Annualized Distribution per Common Share(c)	$0.5220
Leverage as of January 31, 2023(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$10.15	$12.10	(16.12)%	$12.30	$8.71
Net Asset Value	10.68	11.17	(4.39)	11.31	9.25

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(1.47)%	(11.22)%	2.17%	3.86%
Fund at Market Price(a)(b)	(13.55)	(14.14)	2.89	3.13
Customized Reference Benchmark(c)	0.34	(4.09)	2.50	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (25%). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed. Long-term municipal issues underperformed the broader tax-exempt market due to their longer duration (interest rate sensitivity.)

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Fund Summary as of January 31, 2023 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Portfolio income was a large contributor to the Trust’s total return at a time of negative price performance. The Trust’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Positions in short duration bonds, including pre-refunded issues, contributed to results. Holdings in intermediate-maturity debt also outperformed as demand in that part of the yield curve helped support prices.

On the other hand, positions in longer-dated securities (those with maturities of 25 years and above) hurt performance due to their longer duration. Holdings in bonds with coupons below 5%, which were also hurt by their longer duration, further weighed on results. The Trust’s use of leverage, which magnified the impact of falling prices, was an additional negative. At the sector level, allocations to education and healthcare were the most notable detractors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

County/City/Special District/School District	16.4%
Health	14.7
Transportation	13.7
Corporate	13.5
Education	12.6
Tobacco	8.8
State	8.0
Utilities	6.7
Housing	5.2
Other*	0.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.6%
2024	7.1
2025	4.5
2026	9.6
2027	11.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.0%
AA/Aa	15.3
A	26.6
BBB/Baa	11.4
BB/Ba	9.7
B	2.9
N/R(e)	31.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.4% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of January 31, 2023 ($11.38)(a)	4.80%
Tax Equivalent Yield(b)	8.11%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of January 31, 2023(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0405 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.38	$12.55	(9.32)%	$13.18	$9.54
Net Asset Value	11.75	12.53	(6.23)	12.66	10.54

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(2.23)%	(12.06)%	1.43%	3.33%
Fund at Market Price(a)(b)	(5.46)	(14.17)	0.85	2.91

High Yield Customized Reference Benchmark(c)	(0.33)	(5.68)	3.19	N/A
Bloomberg Municipal High Yield Bond Index(d)	(0.84)	(6.63)	3.73	3.82

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). The High Yield Customized Reference Benchmark commenced on September 30, 2016.

(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

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Fund Summary as of January 31, 2023 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) The Fund’s cash position, while limited, also helped results. Cash now offers some income benefit with the Fed having moved short-term interest rates significantly higher. Holdings in tobacco and pre-refunded bonds generated modest gains in the period, further helping Fund performance.

Higher-quality, short-duration bonds generally performed the best during the period. (Duration is a measure of interest rate sensitivity). On the other hand, holdings in the utilities and education sectors detracted, as did positions in non-rated bonds and those with maturities of 25 years and above. Lower-coupon bonds (those with coupons below 5%) also detracted, largely as a result of their underperformance in the first half of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23
State	15.3%
Education	15.0
Transportation	12.7
County/City/Special District/School District	11.8
Health	10.0
Corporate	9.5
Housing	8.5
Tobacco	8.4
Utilities	7.8
Other*	1.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	17.4%
2024	6.0
2025	4.7
2026	6.7
2027	6.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23
AAA/Aaa	0.7%
AA/Aa	13.5
A	14.3
BBB/Baa	9.7
BB/Ba	9.8
B	3.2
CCC/Caa	0.2
N/R(e)	48.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.3% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI)

Investment Objective

BlackRock Municipal Income Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of January 31, 2023 ($12.01)(a)	3.40%
Tax Equivalent Yield(b)	5.74%
Current Monthly Distribution per Common Share(c)	$0.0340
Current Annualized Distribution per Common Share(c)	$0.4080
Leverage as of January 31, 2023(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$12.01	$12.44	(3.46)%	$12.80	$10.37
Net Asset Value	13.43	13.64	(1.54)	13.74	11.69

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	0.76%	(7.10)%	1.81%	2.99%
Fund at Market Price(a)(b)	(1.20)	(12.36)	2.01	1.65
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Positions in short duration bonds, including pre-refunded issues, contributed to performance. (Duration is a measure of interest rate sensitivity.) Holdings in intermediate-maturity debt also outperformed as demand in that part of the yield curve helped support prices.

On the other hand, positions in longer-dated securities (those with maturities of 25 years and above) hurt performance due to their longer duration. Holdings in bonds with coupons below 5%, which were also hurt by their longer duration, further weighed on results. The Fund’s use of leverage, which magnified the impact of falling prices, was an additional negative.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	33.0%
State	14.2
Health	12.6
County/City/Special District/School District	9.9
Utilities	9.8
Corporate	7.8
Education	6.8
Tobacco	3.4
Housing	2.4
Other*	0.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	10.7%
2024	6.3
2025	4.3
2026	7.2
2027	10.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	7.7%
AA/Aa	37.7
A	34.7
BBB/Baa	8.6
BB/Ba	3.0
B	0.1
N/R(e)	8.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of January 31, 2023 ($11.19)(a)	4.34%
Tax Equivalent Yield(b)	7.33%
Current Monthly Distribution per Common Share(c)	$0.0405
Current Annualized Distribution per Common Share(c)	$0.4860
Leverage as of January 31, 2023(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0365 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.19	$11.72	(4.52)%	$11.92	$9.53
Net Asset Value	12.35	12.73	(2.99)	12.83	10.70

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(0.48)%	(10.09)%	1.55%	3.07%
Fund at Market Price(a)(b)	(2.06)	(11.76)	0.68	1.56
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Holdings in higher-quality issues, especially in the state general obligation sector, also helped results. Bonds with short calls and high coupons contributed modestly, as well. (A bond is called when an issuer redeems it prior to its maturity date.)

Positions in issues with maturities of 25 years and above detracted due to their longer duration. (Duration is a measure of interest rate sensitivity). Within this category, bonds with low coupons—especially in the housing sector—detracted the most despite their generally higher quality. Holdings in the longer-duration utilities, local tax-backed, healthcare and transportation sectors also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	21.2%
Health	16.1
State	14.7
Utilities	10.0
County/City/Special District/School District	9.6
Corporate	9.0
Housing	7.4
Education	6.2
Tobacco	5.5
Other*	0.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	9.7%
2024	7.7
2025	8.6
2026	2.9
2027	5.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.3%
AA/Aa	41.9
A	30.2
BBB/Baa	9.4
BB/Ba	3.4
B	1.8
N/R(e)	10.0

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.5% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of January 31, 2023 ($12.28)(a)	4.59%
Tax Equivalent Yield(b)	7.75%
Current Monthly Distribution per Common Share(c)	$0.0470
Current Annualized Distribution per Common Share(c)	$0.5640
Leverage as of January 31, 2023(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0435 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$12.28	$13.12	(6.40)%	$13.37	$10.62
Net Asset Value	13.48	13.89	(2.95)	14.02	11.79

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(0.43)%	(9.03)%	2.04%	3.26%
Fund at Market Price(a)(b)	(3.97)	(13.35)	1.80	2.03
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. Positions in the 10-year part of the yield curve performed well thanks to the combination of low supply and elevated demand from retail investors. At the sector level, tax-backed and utility issues delivered positive returns. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with all of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.)

The Fund’s holdings in lower-quality bonds detracted from performance, as did its positions in longer-dated securities. Lower-coupon bonds, while recovering in the latter half of the period, also detracted from performance. The majority of this position was held in the housing sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	28.1%
County/City/Special District/School District	15.9
Health	12.4
State	11.1
Utilities	8.3
Education	8.1
Housing	7.2
Corporate	5.8
Tobacco	3.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.9%
2024	9.4
2025	8.1
2026	9.0
2027	11.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	4.9%
AA/Aa	38.6
A	34.3
BBB/Baa	8.8
BB/Ba	2.8
B	0.5
CCC/Caa	0.1
N/R(e)	10.0

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

F U N D S U M M A R Y	15

Schedule of Investments (unaudited) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.8%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,767,737
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,040	1,195,857
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	1,300	1,306,250
Series A-1, 5.50%, 01/01/53	470	513,784
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	645	592,798
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	160	144,083

		5,520,509

Arizona — 5.1%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	361,250
Series A, 5.38%, 07/01/50	925	925,251
Series A, 5.50%, 07/01/52	855	864,733
Series G, 5.00%, 07/01/47	135	129,628
Industrial Development Authority of the City of Phoenix Arizona, RB
Series A, 5.00%, 07/01/33	870	870,211
Series A, 5.00%, 07/01/46(b)	1,255	1,202,816
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, Series A, 5.00%, 07/01/35(b)	125	125,522
Industrial Development Authority of the County of Pima, Refunding RB(b) 4.00%, 06/15/51	540	415,251
5.00%, 07/01/56	235	217,390
4.00%, 06/15/57	415	307,787
Maricopa County Industrial Development Authority, RB, AMT, 4.00%, 10/15/47(b)	835	717,587
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	378,257
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	769,655

		7,285,338

Arkansas(b) — 2.8%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	825	743,375
Series A, AMT, 4.75%, 09/01/49	3,570	3,344,697

		4,088,072

California — 7.8%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	135,081
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	70,938
Series A, 5.25%, 08/15/49	175	176,990
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	850	906,477
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	362,683
City of Los Angeles Department of Airports, RB, AMT, 5.25%, 05/15/47	1,100	1,196,153
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	460	323,975

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) 4.00%, 12/01/56	$665	$493,044
Series A, 3.00%, 09/01/56	725	500,114
Series B, 4.00%, 07/01/58	200	139,205
Mezzanine Lien, 4.00%, 03/01/57	330	248,271
Series B, Mezzanine Lien, 4.00%, 12/01/59	835	603,367
Series A, Senior Lien, 4.00%, 12/01/58	1,100	854,506
Series B, Sub Lien, 4.00%, 12/01/59	285	199,959
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)(c)	830	303,795
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	595	605,076
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	935	930,922
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(d)	1,265	843,205
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/38(d)	3,725	2,125,485
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(e)	165	168,988

		11,188,234

Colorado — 5.8%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	275	246,707
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	320	299,190
Series A, AMT, 5.50%, 11/15/53	340	376,697
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/45	790	911,927
Colorado Health Facilities Authority, RB 5.25%, 11/01/39	145	158,785
5.50%, 11/01/47	90	98,275
5.25%, 11/01/52	220	235,682
Series A, 5.00%, 05/15/35	140	129,737
Series A, 5.00%, 05/15/44	180	158,052
Series A, 5.00%, 05/15/49	120	102,074
Series A, 5.00%, 05/15/58	250	204,532
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	1,815	1,661,645
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	500	445,018
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,561,180
Fitzsimons Village Metropolitan District No. 3, Refunding GO, Series A-1, 4.00%, 12/01/31	500	460,875
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	394,698
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	510	429,295
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	500	423,174

		8,297,543

Connecticut(b) — 0.9%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	160	154,532

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, RB (continued)
Series A, 5.00%, 01/01/55	$210	$195,774
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	901,251

		1,251,557

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(f)	449	399,013

District of Columbia — 1.3%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(e)	260	263,473
District of Columbia, TA, 5.13%, 06/01/41	750	751,538
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	819,844

		1,834,855

Florida — 11.5%
Avenir Community Development District, SAB, 5.63%, 05/01/54	225	221,497
Brevard County Health Facilities Authority, Refunding RB(b) 4.00%, 11/15/23	100	100,046
4.00%, 11/15/29	100	98,018
4.00%, 11/15/33	625	598,084
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	145	146,335
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	211,571
Series A-2, 4.60%, 05/01/31	515	517,328
Capital Trust Agency, Inc., RB 5.00%, 01/01/55(b)	1,290	998,669
Series A, 5.75%, 06/01/54(b)	450	397,327
Series B, 0.00%, 01/01/60(d)	3,000	178,713
Capital Trust Agency, Inc., RB, CAB(b)(d) 0.00%, 07/01/61	25,215	1,413,149
Subordinate, 0.00%, 01/01/61	5,815	321,958
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	120	120,283
AMT, 5.00%, 10/01/49	560	526,956
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	2,000	2,058,108
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52(g)	350	373,833
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	775	207,037
Series A-2, 0.00%, 10/01/47	745	193,440
Series A-2, 0.00%, 10/01/48	525	128,271
Series A-2, 0.00%, 10/01/49	435	102,212
Florida Development Finance Corp., RB(b) 5.25%, 06/01/55	525	472,953
5.00%, 06/15/56	550	486,275
6.50%, 06/30/57	250	251,792
Series B, 4.50%, 12/15/56	705	562,363
Series C, 5.75%, 12/15/56	250	220,307
Lakes of Sarasota Community Development District, SAB
Series A-1, 2.75%, 05/01/26	100	97,028

Security	Par (000)	Value

Florida (continued)
Lakes of Sarasota Community Development District, SAB (continued)
Series A-1, 3.90%, 05/01/41	$285	$239,009
Series B-1, 3.00%, 05/01/26	100	97,036
Series B-1, 4.13%, 05/01/41	200	167,770
Series B-1, 4.30%, 05/01/51	100	83,703
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/26	100	99,541
5.13%, 05/01/46	340	325,311
Series 1B, 4.75%, 05/01/29	270	272,173
Series 1B, 5.30%, 05/01/39	310	313,820
Series 1B, 5.45%, 05/01/48	550	551,877
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	110	112,138
Series A, 5.00%, 11/01/52	150	152,360
Poitras East Community Development District, SA, 5.00%, 05/01/43(g)	245	243,902
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	535	439,488
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(c)	310	278,418
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(h)(i)	340	3
Trout Creek Community Development District, SAB 5.00%, 05/01/28	160	161,746
5.50%, 05/01/49	570	567,853
Village Community Development District No. 14, SAB 5.38%, 05/01/42	415	414,104
5.50%, 05/01/53	310	307,097
West Villages Improvement District, SAB 4.75%, 05/01/39	220	208,986
5.00%, 05/01/50	450	415,638

		16,455,526

Georgia — 6.3%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	355	302,242
Dalton Whitfield County Joint Development Authority, GO, 4.00%, 08/15/48	1,025	1,001,057
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	110	102,554
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(e)	240	254,932
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	1,770	1,815,241
Series A, 5.00%, 06/01/53(a)(g)	1,230	1,306,291
Series B, 5.00%, 12/01/52(a)	1,190	1,259,622
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	865	811,449
4.00%, 01/01/59	1,640	1,457,648
Series A, 5.00%, 07/01/52	460	477,052
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	320	301,436

		9,089,524

Illinois — 8.2%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	805,853
Series D, 5.00%, 12/01/46	1,035	1,028,380
Series H, 5.00%, 12/01/36	935	950,727
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	358,812

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, Refunding GO (continued)
Series C, 5.00%, 12/01/27	$415	$432,469
Series C, 5.00%, 12/01/34	940	967,524
Chicago O’Hare International Airport, RB, Class A, AMT, Senior Lien, 5.50%, 01/01/55	645	703,046
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Senior Lien, 4.00%, 12/01/49	640	601,105
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	631,885
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	350	357,116
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	1,500	1,563,993
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	890	995,178
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	200	203,961
Series A, 5.00%, 06/15/57	555	557,758
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	410	365,433
Series B, 5.00%, 06/15/52	225	226,263
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(d)	500	98,803
State of Illinois, GO, 5.00%, 05/01/27	500	510,659
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	480,052

		11,839,017

Indiana — 2.6%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	365	373,193
AMT, 7.00%, 01/01/44	885	902,618
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(h)(i)	810	720,900
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(e)	160	160,962
Series A, AMT, 6.75%, 05/01/39	515	600,622
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	595	512,208
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	445,892

		3,716,395

Iowa — 0.4%
Iowa Student Loan Liquidity Corp, Refunding RB, Series B, AMT, 3.00%, 12/01/39	195	174,800
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B2, Subordinate, 0.00%, 06/01/65(d)	3,225	403,783

		578,583

Kentucky — 1.6%
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)	1,690	1,704,869
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 0.00%, 07/01/43(c)	565	648,592

		2,353,461

Louisiana — 1.4%
Lafayette Parish School Board Sale Tax Revenue, RB(g) 4.00%, 04/01/48	130	127,900
4.00%, 04/01/53	85	82,814

Security	Par (000)	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	$445	$412,127
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	105	108,226
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/33	360	366,862
Series A, 5.25%, 05/15/35	945	951,521

		2,049,450

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	380	263,296

Maryland — 2.1%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	120	118,835
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	925	904,715
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	380	391,474
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	1,480	1,564,925

		2,979,949

Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB
Series A, 6.50%, 11/15/23(b)(e)	1,000	1,030,950
Series A, 5.00%, 01/01/47	860	872,483
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/50	150	116,500
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	385	376,391
Series A, AMT, 4.50%, 12/01/47	1,275	1,256,889

		3,653,213

Michigan — 2.4%
City of Detroit Michigan, GO 5.00%, 04/01/34	140	144,302
5.00%, 04/01/35	140	144,023
5.00%, 04/01/36	95	97,529
5.00%, 04/01/37	155	158,787
5.00%, 04/01/38	70	71,568
Michigan Finance Authority, RB, 4.00%, 02/15/50	2,000	1,896,038
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 2.70%, 10/01/56	460	303,419
Michigan Strategic Fund, RB 5.00%, 11/15/42	165	160,553
AMT, 5.00%, 12/31/43	500	506,901

		3,483,120

Minnesota — 0.9%
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	655	681,312
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	520	577,464

		1,258,776

Missouri — 1.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	115	115,766
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	330	268,120

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB (continued)
Series A, 4.75%, 11/15/47	$365	$283,086
Kansas City Industrial Development Authority, RB, Class B, AMT, 5.00%, 03/01/54	850	876,672

		1,543,644

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	232,633
Series A, 4.25%, 08/15/46	290	250,366
Series A, 4.50%, 08/15/55	600	517,955
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	130	108,394
Series B, AMT, 3.75%, 07/01/45	375	301,494

		1,410,842

New Jersey — 11.4%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39	475	487,351
5.25%, 11/01/44	1,160	1,176,517
New Jersey Economic Development Authority, RB 5.00%, 06/15/43(b)(g)	70	161,696
5.00%, 06/15/43(b)	125	131,062
AMT, 5.13%, 09/15/23	385	386,184
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(e)	1,225	1,375,466
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	743,131
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,340	1,215,529
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, Class C, AMT, 3.63%, 12/01/49	645	543,254
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	596,341
Series S, 5.25%, 06/15/43	2,535	2,693,187
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	1,300	1,434,568
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	776,354
Series A, 5.25%, 06/01/46	1,700	1,770,948
Sub-Series B, 5.00%, 06/01/46	2,825	2,857,688

		16,349,276

New York — 14.8%
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	390	386,172
Series B, 5.25%, 10/01/39	245	288,647
Series B, 5.25%, 10/01/40	190	222,899
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	910,030
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,145,115
Series B, 5.25%, 11/15/39	400	405,851
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	985	983,514

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	$5,000	$5,036,485
Series A-1, Subordinate, 4.00%, 08/01/48	555	551,606
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	900,194
Series A, 5.00%, 06/01/42	1,505	1,440,547
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	1,000	961,926
New York Liberty Development Corp., Refunding RB
Class 2, 5.15%, 11/15/34(b)	160	160,389
Class 2, 5.38%, 11/15/40(b)	395	395,137
Series 1, 5.00%, 11/15/44(b)	1,415	1,411,451
Series A, 2.88%, 11/15/46	950	720,682
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	565	551,649
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	560	583,843
AMT, 5.00%, 12/01/40	555	576,495
Series A, AMT, 5.00%, 07/01/46	1,000	997,215
New York Transportation Development Corp., Refunding RB, AMT, 5.38%, 08/01/36	730	736,020
Westchester County Local Development Corp., Refunding RB 5.00%, 07/01/41	340	288,376
5.00%, 07/01/46	415	339,014
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,295	1,300,131

		21,293,388

North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	560	620,892

Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	2,385	2,275,099
Cleveland-Cuyahoga County Port Authority, Refunding TA(b) 4.50%, 12/01/55	95	82,524
Class A, 4.00%, 12/01/55	120	107,797
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	763,346
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	300	274,941
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	185	154,096
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	805	585,793
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,225,730

		5,469,326

Oklahoma — 4.2%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	2,205	2,354,409
Series B, 5.00%, 08/15/38	1,450	1,377,667
Series B, 5.25%, 08/15/48	270	247,745
Series B, 5.50%, 08/15/52	1,035	966,036

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	$155	$128,383
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	930,034

		6,004,274

Oregon — 0.4%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	625	323,503
Oregon State Facilities Authority, RB, Series A, 4.13%, 06/01/52	235	225,380

		548,883

Pennsylvania — 5.3%
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	80,975
4.00%, 07/01/51	100	78,340
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	640	605,624
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	1,240	1,143,859
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/38	465	469,588
AMT, 5.75%, 06/30/48	335	371,008
AMT, 5.25%, 06/30/53	560	587,170
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	720	722,607
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	789,325
Pennsylvania Turnpike Commission, RB
Series A, 5.50%, 12/01/42	1,685	1,789,858
Series A, 5.00%, 12/01/44	520	531,828
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	355	382,285

		7,552,467

Puerto Rico — 6.7%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	9,585	716,392
Commonwealth of Puerto Rico, GO 5.07%, 11/01/51(a)	2,806	1,234,426
Series A1, Restructured, 5.75%, 07/01/31	784	850,324
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series B, Restructured, 0.00%, 07/01/32(d)	892	561,912
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	72	68,848
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,456,373
Series A-1, Restructured, 5.00%, 07/01/58	2,376	2,340,954
Series A-2, Restructured, 4.78%, 07/01/58	1,038	988,056
Series A-2, Restructured, 4.33%, 07/01/40	851	813,796
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	1,914	531,495

		9,562,576

Rhode Island — 2.7%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	395	388,831

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	$420	$423,695
Series B, 4.50%, 06/01/45	1,630	1,633,201
Series B, 5.00%, 06/01/50	1,360	1,367,347

		3,813,074

South Carolina — 3.4%
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	225	223,971
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,145,242
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	1,871,854
Series E, 5.00%, 12/01/48	420	422,122
Series E, 5.50%, 12/01/53	750	762,926
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	440,868

		4,866,983

Tennessee — 1.2%
Mercer County Improvement Authority, RB
Series B, AMT, 5.25%, 07/01/35	230	257,021
Series B, AMT, 5.50%, 07/01/36	190	214,572
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	290	231,551
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	450	152,253
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	750	812,728

		1,668,125

Texas — 9.9%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	335	238,497
Arlington Higher Education Finance Corp., RB 7.50%, 04/01/62(b)	230	245,951
7.88%, 11/01/62(b)	195	203,016
Series A, 5.75%, 08/15/62	500	467,058
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	180	171,992
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	325	286,888
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	285	224,119
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	128,591
City of Houston Texas Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	821,149
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/34(d)	3,000	1,724,520
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	5,200	2,797,688
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	430	426,491
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	600	590,594
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	139,353
Series A, 5.75%, 08/15/45	275	281,443
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	1,898,732

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Port Beaumont Navigation District, RB, AMT, 2.75%, 01/01/36(b)	$710	$517,484
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	325	269,458
Series A, AMT, 4.00%, 01/01/50	390	290,672
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	85	78,316
Series A, 5.00%, 10/01/51	115	98,801
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	310	335,506
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,026,919
Texas Transportation Commission State Highway 249 System, RB, CAB, 0.00%, 08/01/43(d)	2,205	782,682
Texas Water Development Board, RB, 4.45%, 10/15/36	170	188,823

		14,234,743

Utah — 0.1%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	225	201,033

Vermont — 0.3%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	400	402,649

Virginia — 2.1%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	190	183,134
Series A, 5.13%, 03/01/31	510	433,844
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	245	244,911
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	226,227
Series A, 5.00%, 01/01/49	455	390,390
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,025	996,228
Virginia Housing Development Authority, RB, M/F Housing, Series G, 4.90%, 11/01/42	500	530,361

		3,005,095

Washington — 0.4%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 04/01/40	350	357,109
Washington State Convention Center Public Facilities District, RB, Series B, 3.00%, 07/01/58	425	263,618

		620,727

Wisconsin — 5.2%
Public Finance Authority, RB 5.00%, 06/15/41(b)	165	156,169
5.00%, 01/01/42(b)	290	280,263
5.00%, 06/15/55(b)	440	385,036
5.00%, 01/01/56(b)	710	631,056
Class A, 5.00%, 06/15/56(b)	230	191,052
Series A, 6.25%, 10/01/31(b)(h)(i)	290	244,120
Series A, 5.00%, 11/15/41	95	96,398
Series A, 7.00%, 10/01/47(b)	290	239,330
Series A, 5.00%, 10/15/50(b)	530	489,525
Series A, 4.75%, 06/15/56(b)	735	551,910
Series A-1, 4.50%, 01/01/35(b)	600	539,391
Series A-1, 5.50%, 12/01/48(b)(h)(i)	9	2,109
Series B, 0.00%, 01/01/35(b)(d)	1,030	455,290

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series B, 0.00%, 01/01/60(b)(d)	$16,025	$954,465
AMT, 4.00%, 09/30/51	475	398,760
AMT, 4.25%, 07/01/54	750	561,724
AMT, 4.00%, 03/31/56	455	372,437
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(d)	6,655	414,673
Public Finance Authority, Refunding RB(b) 4.00%, 04/01/52	255	196,234
5.25%, 05/15/52	165	148,084
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46	230	191,369

		7,499,395

Total Municipal Bonds — 142.3% (Cost: $209,510,334)		204,252,823

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Alabama — 1.2%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	1,604	1,720,672

California — 2.3%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,700	2,774,930
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	495	520,799

		3,295,729

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(k)	2,321	2,197,320

Georgia — 1.7%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	2,230	2,360,467

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,810	1,741,301

Nebraska — 3.5%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	4,771	5,037,390

New York — 2.7%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,340	2,325,173
Port Authority of New York & New Jersey, Refunding ARB, Series 221, AMT, 4.00%, 07/15/55	1,720	1,605,899

		3,931,072

Rhode Island — 1.7%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,450	2,407,227

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(k)	$1,891	$1,780,639

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.1% (Cost: $24,901,249)		24,471,817

Total Long-Term Investments — 159.4% (Cost: $234,411,583)		228,724,640

	Shares

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(l)(m)	2,932,953	2,933,540

Total Short-Term Securities — 2.0% (Cost: $2,933,128)		2,933,540

Total Investments — 161.4% (Cost: $237,344,711)		231,658,180

Other Assets Less Liabilities — 0.1%		92,751

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(12,605,223)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.7)%		(75,657,943)

Net Assets Applicable to Common Shares — 100.0%		$143,487,765

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	When-issued security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2026 to February 15, 2028, is $2,193,553. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$505,057	$2,425,944	(a)	$—	$2,279	$260	$2,933,540	2,932,953	$33,645	$—

(a)	Represents net amount purchased (sold).

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	67	03/22/23	$7,692	$(126,855)
U.S. Long Bond	110	03/22/23	14,365	(463,010)
5-Year U.S. Treasury Note	57	03/31/23	6,239	(87,252)

				$(677,117)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$677,117	$—	$677,117

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,483,337	$—	$2,483,337

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$189,346	$—	$189,346

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,440,774

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$203,853,810	$399,013	$204,252,823
Municipal Bonds Transferred to Tender Option Bond Trusts	—	24,471,817	—	24,471,817

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$2,933,540	$—	$—	$2,933,540

	$2,933,540	$228,325,627	$399,013	$231,658,180

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(677,117)	$—	$—	$(677,117)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(12,516,504)	$—	$(12,516,504)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(88,516,504)	$—	$(88,516,504)

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.5%
Grand Canyon University, 5.13%, 10/01/28	$2,445	$2,314,413

Total Corporate Bonds — 0.5% (Cost: $2,445,000)		2,314,413

Municipal Bonds

Alabama — 2.1%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	615	659,348
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	3,745	4,000,106
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	2,140	2,460,705
MidCity Improvement District, SAB 4.25%, 11/01/32	160	150,637
4.50%, 11/01/42	255	223,036
4.75%, 11/01/49	270	232,977
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	1,740	1,599,175
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	335	301,674

		9,627,658

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,000	907,728

Arizona — 3.9%
Arizona Industrial Development Authority, RB 7.10%, 01/01/55(b)	1,705	1,756,602
Class B, 4.00%, 07/01/61	890	730,916
Series A, 5.00%, 12/15/39(b)	250	247,392
Series A, 4.00%, 07/01/51	445	381,369
Series A, 4.00%, 07/01/61	910	767,849
Series B, 5.13%, 07/01/47(b)	665	648,143
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	963,334
Series A, 5.50%, 07/01/52	1,775	1,795,205
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	100	96,581
5.00%, 05/15/56	405	371,995
Industrial Development Authority of the City of Phoenix Arizona, RB(b)
Series A, 6.50%, 07/01/34	570	586,425
Series A, 6.75%, 07/01/44	1,000	1,043,672
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB(b) 5.00%, 07/01/35	625	627,692
5.00%, 07/01/45	255	245,701
Series A, 5.00%, 07/01/35	260	261,085
Industrial Development Authority of the County of Pima, Refunding RB(b) 4.00%, 06/15/51	665	511,374
5.00%, 07/01/56	475	439,406
4.00%, 06/15/57	890	660,073
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	875	844,908

Security	Par (000)	Value

Arizona (continued)
Maricopa County Industrial Development Authority, RB(b) 5.25%, 10/01/40	$465	$479,215
5.50%, 10/01/51	465	477,268
AMT, 4.00%, 10/15/47	2,295	1,972,291
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	1,751,628

		17,660,124

Arkansas(b) — 2.6%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	2,815	2,536,484
Series A, AMT, 4.75%, 09/01/49	9,850	9,228,366

		11,764,850

California — 8.4%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	240	215,469
Series A-2, 4.00%, 08/01/47	1,550	1,283,823
California Municipal Finance Authority, RB
Series A, 5.50%, 08/01/34(b)	275	277,158
Series A, 6.00%, 08/01/44(b)	665	670,106
Series A, 3.00%, 02/01/46	315	250,100
Series A, 6.13%, 08/01/49(b)	580	584,291
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	1,780	1,898,268
California School Finance Authority, RB 6.65%, 07/01/33	435	440,258
6.90%, 07/01/43	975	987,953
Series A, 6.40%, 07/01/48	1,570	1,587,644
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	598,748
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,651,180
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	3,300	2,713,669
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	890	626,822
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	485	403,636
CSCDA Community Improvement Authority, RB, M/F Housing(b) 2.80%, 03/01/47	440	338,600
3.13%, 07/01/56	990	712,655
3.13%, 08/01/56	120	87,701
4.00%, 12/01/56	1,260	934,189
3.25%, 05/01/57	505	372,819
4.00%, 07/01/58	380	284,137
Series A, 3.00%, 09/01/56	1,570	1,083,005
Series B, 4.00%, 07/01/58	435	302,771
Mezzanine Lien, 4.00%, 03/01/57	700	526,634
Mezzanine Lien, 4.00%, 06/01/57	2,630	1,996,044
Series B, Mezzanine Lien, 4.00%, 12/01/59	6,035	4,360,861
Senior Lien, 3.13%, 06/01/57	655	459,568
Series B, Sub Lien, 4.00%, 12/01/59	4,000	2,806,444
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)(c)	1,705	624,061
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/23(d)	2,885	2,914,966
San Diego County Regional Airport Authority, RB, Series B, AMT, Subordinate, 4.00%, 07/01/56	5,000	4,618,315

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(e)
Series D, 0.00%, 08/01/26	$1,250	$1,064,892
Series D, 0.00%, 08/01/43	1,500	546,870

		38,223,657

Colorado — 3.7%
9th Avenue Metropolitan District No. 2, GO, 5.00%, 12/01/48	910	815,413
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,217,970
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	665	527,413
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	575	515,841
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/47	1,870	1,809,648
Series A, AMT, 4.13%, 11/15/53	1,025	958,344
Colorado Health Facilities Authority, RB 5.50%, 11/01/47	265	289,365
5.25%, 11/01/52	555	594,563
Series A, 5.00%, 05/15/35	355	328,975
Series A, 5.00%, 05/15/44	385	338,055
Series A, 5.00%, 05/15/49	260	221,160
Series A, 5.00%, 05/15/58	540	441,790
Fitzsimons Village Metropolitan District No. 3, Refunding GO, Series A-1, 4.25%, 12/01/55	1,735	1,250,413
Green Valley Ranch East Metropolitan District No. 6, GO, Series A, 5.88%, 12/01/50	935	925,995
Inspiration Metropolitan District, GO, Series B, Subordinate, 5.00%, 12/15/36	769	660,928
Karl’s Farm Metropolitan District No. 2, GO, Series A, 5.63%, 12/01/50(b)	545	504,413
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50	520	383,367
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	623,622
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	481,062
Palisade Metropolitan District No. 2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,128,253
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	739,038
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	1,065	896,470
Southlands Metropolitan District No. 1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	390,735
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	790	668,614

		16,711,447

Connecticut — 1.3%
Connecticut Housing Finance Authority, RB, M/F Housing, Series A-1, 3.00%, 11/15/38	1,300	1,145,143
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/45	325	313,893
Series A, 5.00%, 01/01/55	435	405,532

Security	Par (000)	Value

Connecticut (continued)
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	$1,375	$1,378,326
Mohegan Tribe of Indians of Connecticut, RB, Series A, AMT, 6.75%, 02/01/45(b)	957	958,488
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30(b)	1,835	1,923,019

		6,124,401

Delaware — 0.9%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(f)	1,217	1,082,254
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	2,870	2,802,693

		3,884,947

District of Columbia — 0.8%
District of Columbia Tobacco Settlement Financing Corp., RB, Series A, 0.00%, 06/15/46(e)	15,400	3,614,934

Florida — 15.6%
Avenir Community Development District, SAB, 5.63%, 05/01/54	655	644,802
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	510	489,653
Series 2022, 5.00%, 05/01/53	385	352,010
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,290	1,289,798
Brevard County Health Facilities Authority, Refunding RB(b) 4.00%, 11/15/23	125	125,057
4.00%, 11/15/24	440	440,102
4.00%, 11/15/25	460	459,432
4.00%, 11/15/27	495	490,975
4.00%, 11/15/29	435	426,377
4.00%, 11/15/32	450	433,654
4.00%, 11/15/35	675	636,485
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	400	403,683
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,495	1,506,184
Capital Trust Agency, Inc., RB(b) 5.00%, 01/01/55	2,640	2,043,788
Series A, 5.75%, 06/01/54	940	829,971
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(e)	53,225	2,982,942
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	245	245,578
AMT, 5.00%, 10/01/49	1,170	1,100,961
AMT, 4.00%, 10/01/51	850	655,415
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(g)(h)	630	369,684
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	5,000	5,191,850
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/50	730	157,010
Series A-2, 0.00%, 10/01/51	875	172,768
Series A-2, 0.00%, 10/01/52	875	172,346

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e) (continued)
Series A-2, 0.00%, 10/01/53	$2,325	$407,449
Series A-2, 0.00%, 10/01/54	875	154,060
Florida Development Finance Corp., RB(b) 5.00%, 06/15/56	1,150	1,016,756
6.50%, 06/30/57	500	503,585
Series A, 5.75%, 06/15/29	690	694,462
Series A, 6.00%, 06/15/34	835	840,929
Series A, 6.13%, 06/15/44	3,180	3,186,681
Series A, 5.13%, 06/15/55	3,645	3,139,839
Series B, 4.50%, 12/15/56	3,985	3,178,747
Series C, 5.75%, 12/15/56	1,325	1,167,627
AMT, 5.00%, 05/01/29	2,155	2,027,118
Greeneway Improvement District, SAB, 5.13%, 05/01/43(b)	1,280	1,242,674
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/26	120	119,449
4.95%, 05/01/29(b)	345	352,378
5.50%, 05/01/39(b)	315	324,624
3.00%, 05/01/41	275	208,432
5.13%, 05/01/46	735	703,245
5.65%, 05/01/48(b)	520	531,535
Series 1B, 4.75%, 05/01/29	565	569,548
Series 1B, 5.30%, 05/01/39	645	652,948
Series 1B, 5.45%, 05/01/48	1,150	1,153,924
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	100	97,278
Series A-1, 3.00%, 05/01/31	100	91,313
Series A-1, 3.25%, 05/01/41	190	149,629
Series A-1, 4.00%, 05/01/52	300	240,473
Series A-2, 3.13%, 05/01/31	445	394,565
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	8,125	5,883,743
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	917,816
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	845,034
Series B, 5.00%, 05/01/37	495	495,020
North Powerline Road Community Development District, SAB, 5.63%, 05/01/52(b)	1,305	1,277,604
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	266,861
Series A-1, 4.25%, 05/01/51	530	427,376
Series A-2, 4.20%, 05/01/35	370	327,961
Series A-3, 4.75%, 05/01/40	600	520,948
Poitras East Community Development District, SA, 5.00%, 05/01/43(i)	690	686,908
Rolling Hills Community Development District, Refunding SAB, Series A-2, 3.65%, 05/01/32	1,000	879,453
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	1,145	940,585
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	857,907
South Broward Hospital District, RB, Series A, 3.00%, 05/01/51	7,355	5,660,386

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(c)	$805	$722,990
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(g)(h)	875	9
Trout Creek Community Development District, SAB 5.38%, 05/01/38	430	433,784
5.50%, 05/01/49	1,105	1,100,838
Village Community Development District No. 14, SAB 5.38%, 05/01/42	1,120	1,117,583
5.50%, 05/01/53	830	822,229
West Villages Improvement District, SAB 4.75%, 05/01/39	455	432,221
5.00%, 05/01/50	940	868,221
Windward at Lakewood Ranch Community Development District, SAB 4.00%, 05/01/42	255	221,194
4.25%, 05/01/52	310	259,882

		70,736,346

Georgia — 1.2%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	765	651,309
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	290	270,370
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	560	599,413
Series A, 5.00%, 05/15/36	560	594,321
Series A, 5.00%, 05/15/37	615	647,292
Series A, 5.00%, 05/15/38	340	356,021
Series A, 5.00%, 05/15/49	1,130	1,158,883
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	915	948,918

		5,226,527

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	621,096

Illinois — 7.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,650	1,649,929
Series C, 5.25%, 12/01/35	1,655	1,677,592
Series D, 5.00%, 12/01/46	2,155	2,141,185
Series H, 5.00%, 12/01/46	720	720,967
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	707,541
Series B, 4.00%, 12/01/41	1,665	1,499,073
Series C, 5.00%, 12/01/25	725	743,253
Series D, 5.00%, 12/01/31	1,000	1,042,331
Series G, 5.00%, 12/01/44	2,150	2,156,461
City of Chicago Illinois, Refunding GO
Series A, 6.00%, 01/01/38	1,260	1,338,109
Series B, 4.00%, 01/01/37	1,709	1,624,950
Illinois Finance Authority, RB(b)
Class A, 5.00%, 07/01/51	2,000	1,509,986
Class A, 5.00%, 07/01/56	2,000	1,474,218
Illinois Finance Authority, Refunding RB 6.60%, 07/01/24	340	334,433
6.00%, 02/01/34	365	370,186
6.13%, 02/01/45	860	870,022

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	$1,795	$1,778,608
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	2,370	2,416,935
Series A, 5.00%, 06/15/57	1,020	1,025,069
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,920	2,602,599
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(e)	14,000	2,766,470
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/33	725	846,213
State of Illinois, GO 5.50%, 05/01/30	530	591,144
5.50%, 05/01/39	1,055	1,148,971
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,277	1,276,611

		34,312,856

Indiana — 2.7%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	843,518
AMT, 7.00%, 01/01/44	2,000	2,039,814
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(g)(h)	1,715	1,526,350
City of Whiting Indiana, RB, AMT, 3.00%, 11/01/51	5,000	3,677,375
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(d)	2,025	2,039,954
Series A, AMT, 6.75%, 05/01/39	1,060	1,236,232
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	1,230	1,058,850

		12,422,093

Iowa — 0.2%
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B2, Subordinate, 0.00%, 06/01/65(e)	8,820	1,104,299

Kansas — 0.3%
City of Manhattan Kansas, RB, Series A, 4.00%, 06/01/52	480	347,248
City of Shawnee Kansas, RB(b) 5.00%, 08/01/41	230	230,455
5.00%, 08/01/56	850	797,746

		1,375,449

Kentucky — 0.9%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	230	219,719
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 5.75%, 07/01/23(d)	4,000	4,035,016

		4,254,735

Louisiana — 2.3%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	2,320	2,177,591
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	930	861,298
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	280	288,603

Security	Par (000)	Value

Louisiana (continued)
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	$1,580	$1,715,194
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	5,570	5,608,439

		10,651,125

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	1,045	724,064

Maryland — 2.1%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	325	321,844
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	1,900	1,858,333
Maryland Economic Development Corp., RB 5.00%, 07/01/56	360	363,680
Class B, AMT, 5.25%, 06/30/55	1,555	1,604,121
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	3,010	3,182,719
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, (FHA), 2.85%, 01/01/51	2,645	1,973,514

		9,304,211

Massachusetts — 0.2%
Massachusetts Development Finance Agency, RB, 4.00%, 06/01/56	430	364,435
Massachusetts Development Finance Agency, Refunding RB 4.00%, 07/01/50	325	252,417
Series B, 4.00%, 06/01/50	580	507,156

		1,124,008

Michigan — 1.2%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	403,847
City of Detroit Michigan, GO 5.00%, 04/01/34	285	293,757
5.00%, 04/01/35	285	293,189
5.00%, 04/01/36	200	205,325
5.00%, 04/01/37	320	327,819
5.00%, 04/01/38	145	148,249
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	2,405	2,336,597
Michigan Strategic Fund, RB 5.00%, 11/15/42	345	335,701
AMT, 5.00%, 12/31/43	1,200	1,216,563

		5,561,047

Minnesota — 0.6%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,480	1,484,860
Minnesota Housing Finance Agency, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 3.00%, 07/01/43	1,230	1,024,247

		2,509,107

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	$685	$556,553
Series A, 4.75%, 11/15/47	760	589,438

		1,145,991

Nevada — 0.3%
Tahoe-Douglas Visitors Authority, RB 5.00%, 07/01/40	670	684,290
5.00%, 07/01/45	460	463,134

		1,147,424

New Hampshire — 0.8%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	530	474,214
Series A, 4.25%, 08/15/46	595	513,683
Series A, 4.50%, 08/15/55	1,235	1,066,125
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	965,123
Series C, AMT, 4.88%, 11/01/42	485	449,982

		3,469,127

New Jersey — 7.6%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39	1,065	1,092,693
5.25%, 11/01/44	770	780,964
New Jersey Economic Development Authority, RB 6.00%, 10/01/43	1,530	1,556,682
Class A, 5.25%, 11/01/47	2,650	2,878,510
Series A, 5.00%, 07/01/32	165	165,967
Series A, 5.00%, 07/01/37	260	260,289
Series A, 5.25%, 11/01/54(b)	1,675	1,476,824
Series B, 5.00%, 06/15/43	2,245	2,353,878
AMT, 5.38%, 01/01/43	2,155	2,174,718
Series B, AMT, 6.50%, 04/01/31	1,805	1,871,457
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	502,813
New Jersey Health Care Facilities Financing Authority, RB 3.00%, 07/01/51	2,655	2,096,441
4.00%, 07/01/51	2,095	2,046,825
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,140	1,178,915
Series BB, 4.00%, 06/15/46	1,000	964,713
Series S, 5.25%, 06/15/43	2,345	2,491,330
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(e)	8,950	5,191,197
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,495	5,558,583

		34,642,799

New Mexico — 0.2%
Winrock Town Center Tax Increment Development District No. 1, Refunding TA, Senior Lien, 4.25%, 05/01/40(b)	1,000	855,072

New York — 17.3%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51	1,500	1,053,073

Security	Par (000)	Value

New York (continued)
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	$745	$707,373
City of New York New York, GO, Series A-1, 4.00%, 09/01/46	1,195	1,183,270
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,890,095
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	147,889
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	1,737,374
Series C-1, 5.00%, 11/15/50	565	573,229
Series C-1, 5.25%, 11/15/55	840	866,004
New York City Industrial Development Agency, Refunding RB
Series A, (AGM), 3.00%, 01/01/36	100	91,188
Series A, (AGM), 3.00%, 01/01/40	375	319,054
New York City Municipal Water Finance Authority, Refunding RB 5.00%, 06/15/23(d)	6,670	6,731,171
Series CC, 5.00%, 06/15/47	7,520	7,569,015
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	5,000	5,001,080
Series A, 5.00%, 06/01/42	3,155	3,019,884
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,655	2,572,761
Series A-2-B, 5.00%, 06/01/51	1,900	1,827,659
New York Liberty Development Corp., Refunding RB
Class 2, 5.15%, 11/15/34(b)	455	456,105
Class 2, 5.38%, 11/15/40(b)	1,080	1,080,376
Series 1, 5.00%, 11/15/44(b)	6,205	6,189,438
Series A, 2.88%, 11/15/46	3,975	3,015,487
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	1,435	1,401,090
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,955	6,825,533
New York State Housing Finance Agency, RB, M/F Housing
Series J-1, (SONYMA HUD SECT 8), 2.45%, 11/01/41	800	604,986
Series J-1, (SONYMA HUD SECT 8), 2.65%, 11/01/46	1,065	771,221
Series J-1, (SONYMA HUD SECT 8), 2.80%, 11/01/51	2,955	2,109,708
Series J-1, (SONYMA HUD SECT 8), 2.88%, 11/01/56	2,000	1,390,436
New York State Urban Development Corp., Refunding RB, 3.00%, 03/15/48	9,655	7,730,372
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,175	1,225,027
New York Transportation Development Corp., Refunding RB, AMT, 5.38%, 08/01/36	1,490	1,502,288
State of New York Mortgage Agency, RB, S/F Housing
Series 239, (SONYMA), 2.60%, 10/01/44	3,750	2,779,166
Series 239, (SONYMA), 2.70%, 10/01/47	3,370	2,748,171
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,177	1,198,926

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Westchester County Local Development Corp., Refunding RB(b) 5.00%, 07/01/41	$730	$619,161
5.00%, 07/01/46	895	731,127

		78,668,737

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	6,060	5,780,755
Cleveland-Cuyahoga County Port Authority, Refunding TA(b) 4.50%, 12/01/55	210	182,422
Class A, 4.00%, 12/01/55	250	224,578
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	875	842,022
County of Hardin Ohio, Refunding RB 5.00%, 05/01/30	240	234,194
5.25%, 05/01/40	240	225,682
5.50%, 05/01/50	1,130	1,023,591
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	1,125	814,232
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	740	678,187
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 10/01/47	2,500	2,176,320
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	385	320,687
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	2,315	1,684,609

		14,187,279

Oklahoma — 2.5%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	4,615	4,927,708
Series B, 5.00%, 08/15/38	2,990	2,840,844
Series B, 5.25%, 08/15/48	555	509,254
Series B, 5.50%, 08/15/52	2,135	1,992,740
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	325	269,191
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	760,600

		11,300,337

Oregon — 0.7%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	1,765	1,756,415
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	115	117,709
Series A, 5.00%, 06/15/39	565	566,595
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/47	1,000	808,576

		3,249,295

Pennsylvania — 2.0%
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	80,975
4.00%, 07/01/51	100	78,340

Security	Par (000)		Value

Pennsylvania (continued)
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	$1,550		$1,558,903
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710		2,719,813
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	5,000		4,834,640

			9,272,671

Puerto Rico — 16.2%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	44,330		3,313,268
Commonwealth of Puerto Rico, GO 1.00%, 11/01/43(a)	4,994		2,205,820
1.00%, 11/01/51(a)	9,623		3,175,728
5.07%, 11/01/51(a)	7,920		3,484,784
Series A1, Restructured, 5.38%, 07/01/25	—	(j)	2
Series A1, Restructured, 5.63%, 07/01/27	—	(j)	2
Series A1, Restructured, 5.63%, 07/01/29	3,644		3,880,698
Series A1, Restructured, 5.75%, 07/01/31	2,813		3,050,670
Series A1, Restructured, 4.00%, 07/01/33	625		584,020
Series A1, Restructured, 4.00%, 07/01/35	562		510,562
Series A1, Restructured, 4.00%, 07/01/37	482		426,883
Series A1, Restructured, 4.00%, 07/01/41	656		563,339
Series A1, Restructured, 4.00%, 07/01/46	682		568,025
Commonwealth of Puerto Rico, GO, CAB(e)
Series A, Restructured, 0.00%, 07/01/24	—	(j)	1
Series A, Restructured, 0.00%, 07/01/33	805		466,039
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	252		81,613
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, 5.00%, 07/01/33(b)	1,170		1,205,381
Series B, 5.00%, 07/01/28(b)	1,570		1,614,871
Series B, 5.00%, 07/01/29(b)	1,150		1,181,671
Series B, Restructured, 0.00%, 07/01/32(e)	2,520		1,587,044
Series A, Senior Lien, 5.00%, 07/01/35(b)	1,210		1,232,445
Series A, Senior Lien, 5.00%, 07/01/47(b)	3,135		3,081,141
Puerto Rico Electric Power Authority, RB 3rd Series, 5.40%, 01/01/23(a)(g)(h)	90		68,637
Series A, 5.00%, 07/01/29(g)(h)	660		457,208
Series A, 7.00%, 07/01/33(g)(h)	3,295		2,520,675
Series A, 5.00%, 07/01/42(g)(h)	1,315		910,952
Series A, 7.00%, 07/01/43(g)(h)	375		286,875
Series A-1, 10.00%, 07/01/19	75		57,448
Series A-2, 10.00%, 07/01/19(g)(h)	379		289,826
Series A-3, 10.00%, 07/01/19(g)(h)	323		247,103
Series B-3, 10.00%, 07/01/19(g)(h)	323		247,103
Series C-1, 5.40%, 01/01/18(g)(h)	887		678,902
Series C-2, 5.40%, 07/01/18(g)(h)	888		679,012
Series C-4, 5.40%, 07/01/20(g)(h)	90		68,637
Series CCC, 5.25%, 07/01/26(g)(h)	260		180,112
Series CCC, 5.25%, 07/01/28(g)(h)	145		100,447
Series D-1, 7.50%, 01/01/20(g)(h)	761		581,991
Series TT, 5.00%, 07/01/18(g)(h)	295		204,358
Series TT, 5.00%, 07/01/25(g)(h)	100		69,274
Series TT, 5.00%, 07/01/26(g)(h)	225		155,866

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series WW, 5.50%, 07/01/17(g)(h)	$200	$138,548
Series WW, 5.50%, 07/01/18(g)(h)	1,175	813,968
Series WW, 5.50%, 07/01/19(g)(h)	145	100,447
Series WW, 5.50%, 07/01/20	1,595	1,104,919
Series WW, 5.38%, 07/01/22(g)(h)	1,310	907,488
Series WW, 5.25%, 07/01/33(g)(h)	120	83,129
Series WW, 5.50%, 07/01/38(g)(h)	205	142,011
Series XX, 5.25%, 07/01/27(g)(h)	110	76,201
Series XX, 5.25%, 07/01/35(g)(h)	645	446,817
Series XX, 5.75%, 07/01/36(g)(h)	860	595,755
Series XX, 5.25%, 07/01/40(g)(h)	1,020	706,594
Series A, AMT, 6.75%, 07/01/36(g)(h)	1,335	1,021,275
Puerto Rico Electric Power Authority, RB, BAB, 6.13%, 07/01/40	1,085	751,622
Puerto Rico Electric Power Authority, Refunding RB(g)(h)
Series AAA, 5.25%, 07/01/22	2,545	1,763,021
Series AAA, 5.25%, 07/01/29	95	65,810
Series UU, 0.00%, 07/01/17(a)	60	45,000
Series UU, 0.00%, 07/01/18(a)	55	41,250
Series UU, 0.00%, 07/01/20(a)	495	371,250
Series UU, 3.22%, 07/01/31(a)	580	435,000
Series ZZ, 5.00%, 07/01/17	145	100,447
Series ZZ, 5.25%, 07/01/19	455	315,196
Series ZZ, 5.25%, 07/01/24	345	238,995
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.50%, 07/01/34	745	747,351
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,336,482
Series A-1, Restructured, 5.00%, 07/01/58	5,234	5,156,798
Series A-2, Restructured, 4.54%, 07/01/53	21	19,320
Series A-2, Restructured, 4.78%, 07/01/58	2,080	1,979,919
Series A-2, Restructured, 4.33%, 07/01/40	6,129	5,861,052
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,358,125
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/29	1,079	808,570
Series A-1, Restructured, 0.00%, 07/01/33	1,023	629,646
Series A-1, Restructured, 0.00%, 07/01/46	12,021	3,338,087
Series B-1, Restructured, 0.00%, 07/01/46	883	246,654

		73,765,180

Rhode Island — 2.1%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(g)(h)	4,190	628,500
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	980	988,621
Series B, 4.50%, 06/01/45	4,390	4,398,622
Series B, 5.00%, 06/01/50	3,330	3,347,989

		9,363,732

South Carolina — 0.1%
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	605	602,233

Security	Par (000)	Value

Tennessee — 1.5%
Memphis-Shelby County Airport Authority, RB, Series A, AMT, 5.00%, 07/01/45	$3,000	$3,146,736
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(e)	3,270	1,106,372
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	2,520	2,730,765

		6,983,873

Texas — 8.8%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	715	509,030
Arlington Higher Education Finance Corp., RB 5.00%, 06/15/51	715	602,679
7.88%, 11/01/62(b)	565	588,225
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	370	353,538
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	595,845
Central Texas Regional Mobility Authority, Refunding RB(e) 0.00%, 01/01/28	1,000	860,905
0.00%, 01/01/29	2,000	1,664,972
0.00%, 01/01/30	1,170	941,689
0.00%, 01/01/33	3,690	2,628,712
0.00%, 01/01/34	4,000	2,709,884
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	2,890	2,892,540
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	257,181
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	730	732,275
Series A, AMT, 4.00%, 07/01/46	3,000	2,858,598
City of Houston Texas Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	1,615	1,657,694
City of San Marcos Texas, SAB(b) 4.00%, 09/01/32	100	94,472
4.50%, 09/01/51	480	411,434
City of Sinton Texas, SAB(b) 5.13%, 09/01/42	858	800,548
5.25%, 09/01/51	1,195	1,092,226
Hidalgo County Regional Mobility Authority, RB
Series A, Senior Lien, 4.00%, 12/01/39	255	242,467
Series A, Senior Lien, 4.00%, 12/01/41	510	478,100
Hidalgo County Regional Mobility Authority, Refunding RB
Series B, Junior Lien, 4.00%, 12/01/37	820	795,398
Series B, Junior Lien, 4.00%, 12/01/38	415	399,002
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	785	778,594
New Hope Cultural Education Facilities Finance Corp., RB(d)
Series A, 5.88%, 04/01/23	1,210	1,216,167
Series A, 6.00%, 04/01/23	1,845	1,854,777
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	1,650	1,624,135

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	$1,650	$1,537,876
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	299,352
Series A, 5.75%, 08/15/45	580	593,589
Port Beaumont Navigation District, RB(b)
AMT, 2.75%, 01/01/36	920	670,543
AMT, 3.00%, 01/01/50	2,360	1,446,949
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	915	758,627
Series A, AMT, 4.00%, 01/01/50	1,090	812,391
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	867,628
Texas Transportation Commission State Highway 249 System, RB, CAB(e) 0.00%, 08/01/46	1,420	405,928
0.00%, 08/01/47	2,120	567,870
0.00%, 08/01/48	2,235	558,687
0.00%, 08/01/49	2,100	489,649
0.00%, 08/01/50	3,015	657,559
0.00%, 08/01/51	1,770	361,245
0.00%, 08/01/52	1,770	338,135
0.00%, 08/01/53	160	28,665

		40,035,780

Utah — 0.1%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	470	419,935

Vermont — 0.8%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(b)	4,000	3,403,484

Virginia — 2.3%
Albemarle County Economic Development Authority, Refunding RB, 4.00%, 06/01/42	2,030	1,752,264
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	2,435	2,434,111
Lower Magnolia Green Community Development Authority, SAB(b) 5.00%, 03/01/35	495	497,131
5.00%, 03/01/45	505	490,822
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	277,924
Series A, 5.00%, 01/01/34	485	466,893
Series A, 5.00%, 01/01/49	955	819,391
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,303,474
Virginia Housing Development Authority, RB, M/F Housing, Series K, AMT, (FHLMC, FNMA, GNMA), 2.38%, 12/01/41	1,000	762,042
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	840	723,908

		10,527,960

Washington — 0.6%
Washington State Convention Center Public Facilities District, RB, Series B, 3.00%, 07/01/58	2,115	1,311,886

Security	Par (000)	Value

Washington (continued)
Washington State Housing Finance Commission, RB, Series A, 5.00%, 07/01/56(b)	$510	$460,736
Washington State Housing Finance Commission, Refunding RB(b) 5.75%, 01/01/35	315	303,848
6.00%, 01/01/45	850	820,073

		2,896,543

Wisconsin — 6.4%
Public Finance Authority, RB 5.00%, 06/15/39	175	179,887
5.00%, 06/15/41(b)	345	326,535
5.00%, 01/01/42(b)	605	584,687
5.00%, 06/15/49	530	534,975
5.63%, 06/15/49(b)	2,490	2,231,436
5.00%, 04/01/50(b)	115	107,302
5.00%, 06/15/53	355	357,633
5.00%, 06/15/55(b)	895	783,199
5.00%, 01/01/56(b)	1,470	1,306,552
Class A, 5.00%, 06/15/56(b)	495	411,178
Series A, 6.25%, 10/01/31(b)	605	509,286
Series A, 5.38%, 06/01/44(b)	555	491,072
Series A, 6.85%, 11/01/46(b)(g)(h)	900	625,500
Series A, 7.00%, 11/01/46(b)(g)(h)	570	396,150
Series A, 7.00%, 10/01/47(b)	605	499,292
Series A, 5.63%, 06/15/49(b)	2,920	2,924,549
Series A, 5.25%, 12/01/51(b)	1,470	1,138,236
Series A, 5.50%, 06/01/54(b)	680	577,279
Series A, 5.00%, 06/15/55(b)	4,030	3,244,597
Series A, 4.75%, 06/15/56(b)	3,000	2,252,694
Series A-1, 4.50%, 01/01/35(b)	1,225	1,101,257
Series A-1, 5.50%, 12/01/48(b)(g)(h)	20	4,385
Series B, 0.00%, 01/01/35(b)(e)	1,650	729,348
Series B, 0.00%, 01/01/60(b)(e)	35,940	2,140,622
AMT, 4.00%, 09/30/51	1,025	860,481
AMT, 4.25%, 07/01/54	1,595	1,194,599
AMT, 4.00%, 03/31/56	980	802,172
Public Finance Authority, Refunding RB(b) 4.00%, 04/01/32	205	198,282
4.00%, 04/01/42	225	190,496
4.00%, 04/01/52	275	211,625
5.25%, 05/15/52	355	318,606
Wisconsin Health & Educational Facilities Authority, Refunding RB 5.00%, 11/01/46	470	391,058
4.00%, 01/01/47	1,300	1,017,154
4.00%, 01/01/57	350	257,280

		28,899,404

Total Municipal Bonds — 132.8% (Cost: $648,935,963)		603,283,565

Municipal Bonds Transferred to Tender Option Bond Trusts

Georgia — 1.5%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(k)	6,508	6,889,138

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 1.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	$4	$3,759
Series C, 4.00%, 02/15/41(k)	1,495	1,497,861
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40(k)	5,056	5,247,383

		6,749,003

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series A, 4.00%, 06/01/45(k)	2,268	2,276,169

Nebraska — 0.7%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)(k)	3,088	3,260,750

New York(k) — 3.7%
New York City Housing Development Corp., RB, M/F Housing, Series D-1B, 4.25%, 11/01/45	9,000	8,720,631
New York City Housing Development Corp., Refunding RB
Series C-1, 4.15%, 11/01/39	1,893	1,857,781
Series C-1, 4.20%, 11/01/44	3,470	3,404,859
Series C-1, 4.30%, 11/01/47	2,840	2,786,672

		16,769,943

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42(k)	2,503	2,658,972

Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46(k)	1,139	1,121,393

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.8% (Cost: $40,119,672)		39,725,368

Total Long-Term Investments — 142.1% (Cost: $691,500,635)		645,323,346

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(l)(m)	2,590,067	$2,590,585

Total Short-Term Securities — 0.6% (Cost: $2,589,808)		2,590,585

Total Investments — 142.7% (Cost: $694,090,443)		647,913,931

Other Assets Less Liabilities — 1.2%		5,822,370

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.4)%		(24,627,963)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (38.5)%		(174,931,808)

Net Assets Applicable to Common Shares — 100.0%		$454,176,530

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	When-issued security.
(j)	Rounds to less than 1,000.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$15,028,412	$—	$(12,437,926	)(a)	$4,293	$(4,194)	$2,590,585	2,590,067	$153,075	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	236	03/22/23	$27,096	$(361,464)
U.S. Long Bond	380	03/22/23	49,626	(1,335,696)
5-Year U.S. Treasury Note	167	03/31/23	18,279	(206,421)

				$(1,903,581)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,903,581	$—	$1,903,581

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,455,232	$—	$5,455,232

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(606,995)	$—	$(606,995)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$92,476,618

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$2,314,413	$—	$2,314,413
Municipal Bonds	—	602,201,311	1,082,254	603,283,565
Municipal Bonds Transferred to Tender Option Bond Trusts	—	39,725,368	—	39,725,368

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$2,590,585	$—	$—	$2,590,585

	$2,590,585	$644,241,092	$1,082,254	$647,913,931

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,903,581)	$—	$—	$(1,903,581)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(24,489,313)	$—	$(24,489,313)
VRDP Shares at Liquidation Value	—	(175,000,000)	—	(175,000,000)

	$—	$(199,489,313)	$—	$(199,489,313)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.3%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series C, 5.00%, 11/15/46	$4,200	$4,333,630
Black Belt Energy Gas District, RB, 4.00%, 10/01/52(a)	2,425	2,422,112
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	8,540	8,581,060
Series A-1, 5.50%, 01/01/53	3,315	3,623,816
Series B, 4.00%, 12/01/51	3,565	3,602,058

		22,562,676

Arizona — 3.6%
Arizona Industrial Development Authority, RB 4.00%, 07/01/29(b)	500	492,558
4.38%, 07/01/39(b)	1,015	962,370
Series A, 3.55%, 07/15/29(b)	1,155	1,110,583
Series A, 5.00%, 07/01/39(b)	855	824,117
Series A, 5.00%, 07/01/49(b)	965	880,204
Series A, 4.00%, 02/01/50	10,000	9,505,350
Series A, 5.00%, 07/01/54(b)	745	665,884
Series B, 4.25%, 07/01/27(b)	325	323,596
City of Phoenix Civic Improvement Corp., RB, Series B, AMT, Junior Lien, 5.00%, 07/01/36	4,000	4,289,336
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.75%, 07/01/24(b) .	325	327,915
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, Series A, 5.00%, 07/01/25	300	307,214
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/29(b)	300	304,716
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(b)	825	747,280
Maricopa County Industrial Development Authority, Refunding RB 4.00%, 07/01/29(b)	295	289,078
5.00%, 07/01/39(b)	360	356,436
5.00%, 07/01/54(b)	820	761,337
Series A, 5.00%, 09/01/32	1,000	1,096,441
Series A, 5.00%, 09/01/33	800	874,254
Series A, 5.00%, 09/01/34	1,000	1,086,664
Series A, 5.00%, 01/01/38	3,000	3,197,397
Phoenix-Mesa Gateway Airport Authority, RB
AMT, 5.00%, 07/01/27	700	701,212
AMT, 5.00%, 07/01/32	1,925	1,928,484
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 4.00%, 01/01/45	4,970	5,056,230

		36,088,656

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	2,245	2,022,879
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,438,987

		4,461,866

Security	Par (000)	Value

California — 15.5%
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(a)	$2,750	$2,783,693
California Community Housing Agency, RB, M/F Housing(b) 3.00%, 08/01/56	215	152,899
Series A, 5.00%, 04/01/49	370	332,182
Series A-2, 4.00%, 08/01/47	2,380	1,971,290
California Municipal Finance Authority, RB
Series A, 4.00%, 10/01/29(b)	420	403,123
Series A, 3.00%, 02/01/46	485	385,074
California School Finance Authority, RB, 5.00%, 08/01/42(b)	875	898,314
California State Public Works Board, RB
Series I, 5.50%, 11/01/30	4,500	4,610,516
Series I, 5.50%, 11/01/33	2,000	2,049,902
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	3,793,479
City of Campbell California, GO, Election 2018, 4.00%, 09/01/50	3,025	3,084,538
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	8,500	8,565,960
City of Los Angeles Department of Airports, RB, AMT, 5.00%, 05/15/47	4,000	4,278,008
City of Los Angeles Department of Airports, Refunding RB
AMT, 4.00%, 05/15/39	355	357,607
AMT, 4.00%, 05/15/40	390	391,248
AMT, 4.00%, 05/15/41	450	448,899
Series A, AMT, 5.00%, 05/15/36	5,650	6,265,279
AMT, Subordinate, 5.00%, 05/15/37	9,470	10,424,794
AMT, Subordinate, 5.00%, 05/15/37(c)	530	617,027
AMT, Subordinate, 4.00%, 05/15/41	6,810	6,614,928
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	1,110	816,388
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	11,565,075
CSCDA Community Improvement Authority, RB, M/F Housing(b) 5.00%, 09/01/37	185	181,195
4.00%, 10/01/56	600	515,786
4.00%, 12/01/56	300	222,426
Series A, 4.00%, 06/01/58	3,585	3,005,603
Senior Lien, 3.13%, 06/01/57	1,005	705,138
Series A, Senior Lien, 4.00%, 12/01/58	4,050	3,146,137
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/28(c)	10,285	11,808,959
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/52	5,715	6,385,661
Manteca Financing Authority, RB, Series A, (AGC-ICC), 5.75%, 12/01/36	3,285	3,294,898
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	6,155	6,128,158
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	2,727,062

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Riverside County Transportation Commission, Refunding RB, Class B1, Senior Lien, 4.00%, 06/01/46	$1,870	$1,810,541
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,409,029
Series A, AMT, 5.00%, 05/01/44	3,430	3,468,961
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series A, AMT, 5.00%, 05/01/47	7,855	8,104,993
Series E, AMT, 5.00%, 05/01/40	3,335	3,572,989
Santa Cruz County Capital Financing Authority, RB, Series A, 4.00%, 06/01/46	3,990	3,973,561
State of California, GO, 5.50%, 04/01/28	15	15,041
State of California, Refunding GO
4.00%, 03/01/36	10,775	11,404,616
4.00%, 09/01/42	5,000	5,253,300

		152,944,277

Colorado — 1.4%
City & County of Denver Colorado Airport System Revenue, RB
Series A, AMT, 5.50%, 11/15/28	2,700	2,753,193
Series A, AMT, 5.50%, 11/15/30	1,040	1,060,723
Series A, AMT, 5.50%, 11/15/31	1,250	1,275,010
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 4.13%, 11/15/53	2,185	2,042,909
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/45	1,315	1,517,955
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	1,000	1,095,066
5.50%, 11/01/47	620	677,005
5.25%, 11/01/52	1,555	1,665,847
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,190	1,197,260
Park Creek Metropolitan District, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/34	500	529,555
Thompson Crossing Metropolitan District No. 4, Refunding GO, 3.50%, 12/01/29	515	486,481

		14,301,004

Connecticut — 2.0%
Connecticut Housing Finance Authority, Refunding RB, Series C-2, AMT, 2.20%, 11/15/34	1,190	1,055,699
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/30	130	132,342
Series A-1, 5.00%, 10/01/54	235	201,719
Connecticut State Health & Educational Facilities Authority, Refunding RB
5.00%, 12/01/45	5,000	5,146,005
Series G-1, 5.00%, 07/01/27(b)	100	101,615
Series G-1, 5.00%, 07/01/28(b)	100	101,553
Series G-1, 5.00%, 07/01/29(b)	100	101,409
Series G-1, 5.00%, 07/01/30(b)	100	101,116
Series G-1, 5.00%, 07/01/32(b)	150	151,185
Series G-1, 5.00%, 07/01/34(b)	125	125,612
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	5,647,650

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut, GO (continued)
Series A, 5.00%, 04/15/31	$4,000	$4,513,372
Series C, 5.00%, 06/15/38	700	796,132
Series C, 4.00%, 06/15/39	300	306,171
Series C, 4.00%, 06/15/41	300	303,553
Series C, 5.00%, 06/15/42	635	711,108

		19,496,241

Delaware — 0.4%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	884,330
Series A, 5.00%, 07/01/30	1,030	1,032,628
Series A, 5.00%, 07/01/31	750	750,780
Series A, 5.00%, 07/01/32	375	374,945
Series A, 5.00%, 07/01/33	1,190	1,188,022

		4,230,705

District of Columbia — 0.1%
District of Columbia, RB, Series A, AMT, 5.50%, 02/28/37	880	983,809

Florida — 10.2%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/52	2,745	2,906,392
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/31	1,500	1,589,127
Capital Region Community Development District, Refunding SAB, Series A-1, 4.63%, 05/01/28	500	504,319
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(b)	945	731,583
Series A, 4.00%, 06/15/29(b)	560	522,518
Series A, 5.00%, 12/15/29	400	408,203
Series A, 5.00%, 06/01/45(b)	850	758,308
Series A, 5.50%, 06/01/57(b)	305	278,626
Series SE, 3.00%, 07/01/31(b)	125	112,851
Series SE, 4.00%, 07/01/41(b)	285	238,531
Series SE, 4.00%, 07/01/51(b)	335	253,190
Series SE, 4.00%, 07/01/56(b)	280	205,017
Central Florida Expressway Authority, Refunding RB, Senior Lien, 4.00%, 07/01/41	10,000	10,008,390
Charlotte County Industrial Development Authority, RB, AMT, 5.00%, 10/01/29(b)	895	914,535
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	20,000	22,777,700
County of Miami-Dade Seaport Department, RB(c)
Series B, AMT, 6.00%, 10/01/23	8,835	8,997,115
Series B, AMT, 6.25%, 10/01/23	1,405	1,435,390
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.25%, 10/01/52(d)	2,470	2,638,190
Series B-1, AMT, Subordinate, 4.00%, 10/01/46	5,500	5,330,671
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/28	500	407,046
Series A-2, 0.00%, 10/01/29	800	626,069
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/35	3,100	3,289,807
Series A, 5.00%, 08/15/31	1,000	1,092,142
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30	370	349,187

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Esplanade Lake Club Community Development District, SAB (continued)
Series A-1, 4.00%, 11/01/40	$1,080	$946,699
Series A-1, 4.13%, 11/01/50	385	316,329
Series A-2, 3.63%, 11/01/30	170	160,439
Series A-2, 4.00%, 11/01/40	335	293,652
Series A-2, 4.13%, 11/01/50	380	312,220
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	1,270	1,279,105
AMT, 5.00%, 05/01/29	3,080	2,897,227
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/31	450	433,713
5.00%, 06/01/35	225	211,620
Series C, 5.00%, 09/15/50(b)	475	405,525
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	917,587
Harbor Bay Community Development District, SAB, Series A-1, 3.30%, 05/01/29	590	563,963
Hills of Minneola Community Development District, SAB, 3.50%, 05/01/31(b)	1,100	1,024,281
Hillsborough County Aviation Authority, Refunding RB(c)
Series A, AMT, 5.25%, 10/01/23	3,255	3,308,008
Sub-Series A, AMT, 5.50%, 10/01/23	5,360	5,441,590
Lakewood Ranch Stewardship District, SAB
3.60%, 05/01/24	205	204,133
4.30%, 05/01/27(b)	520	520,471
3.80%, 05/01/29	595	580,280
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	85	85,149
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,270,172
Midtown Miami Community Development District, Refunding SAB, Series A, 4.25%, 05/01/24	470	470,000
Osceola Chain Lakes Community Development District, SAB, 3.50%, 05/01/30	350	333,215
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	715	728,900
Series A, 5.00%, 11/01/52	1,020	1,036,046
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/29	1,785	1,835,228
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/33	610	624,095
Seminole Improvement District, RB
5.00%, 10/01/32	265	264,697
5.30%, 10/01/37	300	302,277
Southern Groves Community Development District No. 5, Refunding SAB, 3.25%, 05/01/29	290	274,013
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	142	90,783
Talavera Community Development District, SAB
3.50%, 05/01/25	280	277,676
3.85%, 05/01/30	540	520,368

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	$180	$176,925
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	2,020	2,001,087

		100,482,380

Georgia — 3.1%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	740	689,909
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/36	1,750	1,636,029
Georgia Ports Authority, RB, 4.00%, 07/01/47	2,500	2,505,830
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/33	5,000	5,258,045
Series A, 5.00%, 05/15/34	5,250	5,497,128
Series A, 5.00%, 06/01/53(a)(d)	8,750	9,292,719
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/35	1,225	1,280,957
Series A, 5.00%, 07/01/52	3,160	3,277,138
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 5.00%, 01/01/35	925	1,013,286

		30,451,041

Hawaii — 1.5%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	1,350	1,362,779
AMT, 5.25%, 08/01/26	2,500	2,524,510
State of Hawaii Airports System Revenue, RB
Series A, AMT, 5.00%, 07/01/43	5,000	5,252,475
Series A, AMT, 5.00%, 07/01/45	5,985	6,111,541

		15,251,305

Idaho — 1.9%
Idaho Health Facilities Authority, RB
4.00%, 12/01/43	10,000	10,018,480
Series A, 5.00%, 12/01/47	5,000	5,210,970
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	2,355	1,688,834
Idaho Housing & Finance Association, Refunding RB
(GTD), 4.00%, 05/01/42	1,160	1,114,829
(GTD), 4.00%, 05/01/52	905	808,837

		18,841,950

Illinois — 15.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	2,825	2,951,215
Series A, 5.00%, 12/01/40	720	730,627
Series A, 5.00%, 12/01/47	2,750	2,759,642
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	3,065	3,247,144
Series C, 5.00%, 12/01/26	4,730	4,889,926
Series D, 5.00%, 12/01/26	4,185	4,326,499
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(e)	815	739,996
Chicago Midway International Airport, Refunding ARB
Series A, AMT, 2nd Lien, 5.00%, 01/01/32	5,000	5,081,300
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	8,020	8,064,768
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/30	6,500	6,512,239
Series A, AMT, 2nd Lien, 5.50%, 01/01/32	7,775	7,789,819

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago O’Hare International Airport, RB
Class A, AMT, Senior Lien, 5.50%, 01/01/55	$4,360	$4,752,369
Series D, Senior Lien, 5.25%, 01/01/42	2,630	2,805,169
Chicago O’Hare International Airport, Refunding RB
Series B, 5.00%, 01/01/32	3,745	3,916,176
Series A, Senior Lien, 4.00%, 01/01/37	3,820	3,905,553
Series B, Senior Lien, 5.00%, 01/01/37	3,460	3,743,973
Series E, Senior Lien, (AGM), 4.00%, 01/01/40	5,000	5,078,645
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB
Series A, 2nd Lien, 5.00%, 12/01/57	1,000	1,052,838
Series A, Senior Lien, 4.00%, 12/01/49	6,190	5,813,815
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	1,000	1,017,280
Illinois Finance Authority, RB 4.00%, 07/01/40	4,870	5,023,761
Series A, 5.00%, 02/15/28	810	840,102
Series A, 5.00%, 02/15/29	400	414,724
Series A, 5.00%, 02/15/30	500	518,150
Series A, 5.00%, 02/15/31	500	518,152
Series A, 5.00%, 02/15/32	500	517,776
Illinois Finance Authority, Refunding RB
5.00%, 03/01/30	550	593,749
5.00%, 03/01/32	920	990,304
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 4.65%, 10/01/37	1,455	1,516,686
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/34	4,140	4,150,714
Series A, 5.00%, 01/01/40	5,000	5,189,445
Series A, 4.00%, 01/01/46	9,770	9,680,780
Illinois State Toll Highway Authority, Refunding RB, Series A, 5.00%, 12/01/31	4,220	4,550,460
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,280,840
4.00%, 06/15/50	2,725	2,428,795
State of Illinois, GO 5.25%, 07/01/29	5,000	5,048,730
5.00%, 04/01/31	1,000	1,023,084
5.00%, 05/01/31	5,010	5,133,096
5.00%, 11/01/34	5,000	5,224,505
5.50%, 05/01/39	3,500	3,811,752
5.75%, 05/01/45	2,000	2,186,184
Series A, 5.50%, 03/01/42	6,000	6,586,176
Series A, 5.50%, 03/01/47	5,500	5,971,735
Series D, 5.00%, 11/01/28	350	377,225
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	129,299

		152,885,217

Indiana — 0.2%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	550	517,954
Series A, 5.00%, 06/01/51	405	360,171
Series A, 5.00%, 06/01/56	360	314,894
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	1,270	1,260,283

		2,453,302

Security	Par (000)	Value

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	$7,500	$7,537,943
Iowa Student Loan Liquidity Corp, Refunding RB, Series A, AMT, 5.00%, 12/01/26	775	823,782

		8,361,725

Kansas — 0.2%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	2,000	1,910,078

Kentucky — 1.2%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	285	272,260
Kentucky Public Energy Authority, RB(a)
Series A-1, 4.00%, 08/01/52	8,940	8,930,300
Series C, 4.00%, 02/01/50	2,500	2,521,995

		11,724,555

Louisiana — 0.3%
Lafayette Parish School Board Sale Tax Revenue, RB(d)
4.00%, 04/01/48	940	924,817
4.00%, 04/01/53	595	579,701
New Orleans Aviation Board, RB, Series A, 5.00%, 01/01/33	1,000	1,044,798

		2,549,316

Maine — 0.1%
Finance Authority of Maine, Refunding RB, Series A-1, AMT, (AGM), 3.00%, 12/01/29	845	837,288

Maryland — 1.0%
City of Baltimore Maryland, RB, 5.00%, 06/01/51	820	795,189
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 2.95%, 06/01/27	175	165,055
Series A, Senior Lien, 3.05%, 06/01/28	190	177,190
Series A, Senior Lien, 3.15%, 06/01/29	200	184,710
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(b)	285	266,705
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	2,500	2,575,490
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	2,015,795
Series A, 5.00%, 06/01/30	1,015	1,112,872
Series A, 5.00%, 06/01/31	1,000	1,094,722
Series A, 5.00%, 06/01/32	1,000	1,092,073

		9,479,801

Massachusetts — 3.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Class A, 4.00%, 06/01/50	8,000	7,916,456
Commonwealth of Massachusetts, GO, Series D, 4.00%, 02/01/46	5,000	5,036,645
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	2,905,875
5.00%, 07/01/30	3,125	3,361,425
5.00%, 07/01/41	4,710	4,890,492
Series A, 5.00%, 01/01/31	1,730	1,791,559
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,037,444

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, Refunding RB, Series G, 3.45%, 12/01/30	$3,100	$3,123,811
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/51	215	225,581
Massachusetts School Building Authority, RB, Sub- Series B, 4.00%, 02/15/42	6,200	6,228,390

		36,517,678

Michigan — 3.9%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,033
City of Detroit Michigan, GO
5.00%, 04/01/26	265	274,308
5.00%, 04/01/27	210	218,767
5.00%, 04/01/28	235	245,912
5.00%, 04/01/29	235	245,006
5.00%, 04/01/30	180	187,017
5.00%, 04/01/31	265	274,751
5.00%, 04/01/32	225	232,749
5.00%, 04/01/33	295	304,756
Michigan Finance Authority, RB
4.00%, 02/15/47	4,500	4,315,716
4.00%, 02/15/50	9,705	9,200,524
Michigan Finance Authority, Refunding RB
Series A, 4.00%, 12/01/40	10,100	10,037,643
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,145,420
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.13%, 10/01/36	4,275	3,426,028
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,525,209
AMT, 5.00%, 12/31/33	2,000	2,086,022
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	440	449,584
5.00%, 11/15/34	490	494,962

		38,674,407

Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/33	2,370	2,581,202
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,087,902
Series A, 5.00%, 02/15/34	1,185	1,283,580
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(b)	200	200,410
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	2,420	2,593,998

		7,747,092

Mississippi — 1.3%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	3,891,360
(AGM), 6.75%, 12/01/33	2,350	2,421,297
(AGM), 6.88%, 12/01/40	6,405	6,590,335

		12,902,992

Missouri — 0.5%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	350	301,901

Security	Par (000)	Value

Missouri (continued)
Kansas City Industrial Development Authority, RB, Class B, AMT, 5.00%, 03/01/54	$2,840	$2,929,117
St. Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	360	372,471
5.00%, 09/01/32	1,015	1,017,052

		4,620,541

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	849,608

Nevada — 1.6%
City of Las Vegas Nevada Special Improvement District No. 814, SAB
3.50%, 06/01/28	155	155,572
3.25%, 06/01/30	345	330,833
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,188,800
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	9,725,070

		15,400,275

New Hampshire(b) — 0.2%
New Hampshire Business Finance Authority, RB, AMT, 2.95%, 04/01/29	1,000	907,397
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27	795	767,887

		1,675,284

New Jersey — 15.7%
Camden County Improvement Authority, RB, 6.00%, 06/15/47	940	1,007,224
New Jersey Economic Development Authority, RB
5.00%, 11/01/44	10,500	11,044,393
AMT, 5.13%, 09/15/23	1,655	1,660,091
AMT, 5.50%, 01/01/26	1,500	1,518,733
AMT, 5.50%, 01/01/27	1,000	1,012,606
AMT, (AGM), 5.00%, 01/01/31	2,425	2,453,193
AMT, 5.38%, 01/01/43	7,000	7,064,050
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/26	2,135	2,200,807
AMT, 5.00%, 10/01/27	1,680	1,741,994
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(c)	1,750	1,964,760
New Jersey Educational Facilities Authority, RB, 5.00%, 06/15/28	10,000	10,309,120
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	6,110	4,824,578
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 5.00%, 12/01/27	1,000	1,094,777
Series B, AMT, 5.00%, 12/01/28	1,000	1,093,863
Series B, Class B, AMT, 4.00%, 12/01/41	4,820	4,860,175
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,000	2,149,468
Series AA, 5.25%, 06/15/31	12,000	12,109,068
Series AA, 5.25%, 06/15/32	2,250	2,383,011
Series AA, 5.00%, 06/15/35	3,000	3,250,980
Series AA, 4.00%, 06/15/39	4,000	4,016,060
Series AA, 5.50%, 06/15/39	8,175	8,258,916

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series BB, 5.00%, 06/15/44	$5,000	$5,238,665
Series C, 5.25%, 06/15/32	10,000	10,443,100
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	1,821,505
Series A, 5.00%, 12/15/33	2,285	2,511,763
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	2,000	2,025,648
Series B, 5.00%, 01/01/46	9,105	10,047,495
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/25	1,345	1,368,129
South Jersey Port Corp., RB
Series B, AMT, 5.00%, 01/01/29	250	264,561
Series B, AMT, 5.00%, 01/01/30	200	210,923
Series B, AMT, 5.00%, 01/01/31	350	368,431
Series B, AMT, 5.00%, 01/01/32	425	445,324
State of New Jersey, GO, 5.00%, 06/01/28	5,000	5,308,710
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	850	911,823
Series A, 5.00%, 06/01/33	220	236,492
Series A, 5.00%, 06/01/34	12,000	12,837,048
Sub-Series B, 5.00%, 06/01/46	15,000	15,173,565

		155,231,049

New Mexico — 0.3%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,604,491
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/34	170	166,984
Series A, 5.00%, 05/15/39	310	294,254

		3,065,729

New York — 25.1%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	1,710	1,748,012
Series A, 5.00%, 06/01/35	415	424,975
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(b)	420	422,606
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	717,787
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	2,630	2,604,184
Series B, 5.25%, 10/01/39	1,750	2,061,762
Series B, 5.25%, 10/01/40	1,340	1,572,026
Series F-1, 4.00%, 03/01/47	3,645	3,686,338
Series I, 5.00%, 03/01/32	7,000	7,185,185
Hudson Yards Infrastructure Corp., Refunding RB, Series A, (AGM), 4.00%, 02/15/47	25,165	24,810,878
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	852,595
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	7,005	7,041,020
Series B, 5.25%, 11/15/38	3,145	3,201,233
Series C, 5.00%, 11/15/38	4,450	4,460,836
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,388,764
Metropolitan Transportation Authority, Refunding RB, Series A, 4.00%, 11/15/51	2,250	2,190,082

Security	Par (000)	Value

New York (continued)
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	$4,365	$4,279,887
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	1,805	2,045,592
Series CC-1, 4.00%, 06/15/52	2,515	2,484,237
Series CC-1, 5.00%, 06/15/52	5,400	5,929,567
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S1, Subordinate, (SAW), 4.00%, 07/15/45	5,000	5,008,420
Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	5,200	5,583,204
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	6,625	7,171,629
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-1, 5.00%, 08/01/36	9,445	10,291,631
Series E-1, 4.00%, 02/01/49	2,915	2,851,581
Subordinate, 4.00%, 05/01/43	19,900	20,264,608
Series A-1, Subordinate, 4.00%, 08/01/48	3,795	3,771,794
Series F-1, Subordinate, 5.00%, 02/01/47	2,690	2,982,930
New York Convention Center Development Corp., RB, CAB, Class B, Sub Lien, 0.00%, 11/15/40(e)	7,650	3,306,919
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	1,535	1,269,473
Series 1, 2.75%, 02/15/44	3,000	2,253,330
Series 1, 5.00%, 11/15/44(b)	1,730	1,725,661
Series A, 2.88%, 11/15/46	12,020	9,118,528
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	570	567,030
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	3,000	2,958,261
Series A, 4.00%, 11/15/55	10,135	9,895,500
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 05/01/32	3,060	3,217,269
Series A, 5.00%, 07/01/32	9,000	9,503,649
Series A, 5.00%, 03/15/36	5,500	6,029,589
Series A, 4.00%, 03/15/46	10,000	9,855,010
Series A, 4.00%, 03/15/49	8,685	8,522,964
New York State Thruway Authority, Refunding RB, Series A, 4.00%, 03/15/50	5,000	4,894,815
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	2,500	2,435,700
New York State Urban Development Corp., Refunding RB, Series A, 3.00%, 03/15/41	8,515	7,626,988
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	2,775	2,757,767
AMT, 5.00%, 10/01/35	1,870	1,949,617
AMT, 5.00%, 12/01/40	1,865	1,937,231
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/40	1,475	1,469,737
Series 223, AMT, 4.00%, 07/15/41	1,850	1,833,006
Port Authority of New York & New Jersey, Refunding RB, Series 232, AMT, 4.63%, 08/01/52	1,290	1,334,664
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	1,770	1,311,766
Triborough Bridge & Tunnel Authority, RB, Series D-2, Senior Lien, 5.25%, 05/15/47	3,855	4,395,012

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/37	$4,400	$4,732,895
Utility Debt Securitization Authority, Refunding RB, Restructured, 5.00%, 12/15/44	4,290	4,911,595

		247,847,339

North Carolina — 0.2%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 5.00%, 07/01/47	1,865	1,951,700

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	2,710	2,490,617
Series B-2, 5.00%, 06/01/55	8,340	7,955,693
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	1,550	1,441,812
Ohio Housing Finance Agency, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 2.70%, 09/01/46	5,800	5,026,558
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	11,145	11,155,844
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,252,189
State of Ohio, RB, 4.00%, 01/01/46	6,000	6,005,220
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(c)	25	27,057

		36,354,990

Oklahoma — 0.5%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/28	1,265	1,348,407
5.00%, 10/01/29	1,400	1,492,130
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,195,616
Series B, 5.00%, 08/15/33	1,305	1,279,738

		5,315,891

Oregon — 0.1%
Oregon State Facilities Authority, RB, Series A, 4.13%, 06/01/52	1,550	1,486,551

Pennsylvania — 3.9%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/23	160	160,473
5.00%, 05/01/28	835	861,566
Bucks County Industrial Development Authority, RB 5.00%, 07/01/35	1,100	1,089,820
5.00%, 07/01/36	1,250	1,234,161
4.00%, 07/01/46	145	117,413
4.00%, 07/01/51	100	78,340
Commonwealth Financing Authority, RB, 5.00%, 06/01/34	3,750	4,104,941
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/49	4,145	3,859,886
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/36	1,545	1,592,824
AMT, 5.00%, 12/31/28	115	120,054
AMT, 5.75%, 06/30/48	2,365	2,619,202

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.25%, 06/30/53	$3,910	$4,099,701
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/40	1,480	1,492,201
Series A, 4.00%, 02/15/52	950	888,336
Pennsylvania Turnpike Commission, RB, Series B, Subordinate, 4.00%, 12/01/51	3,000	2,886,534
Pennsylvania Turnpike Commission, Refunding RB 2nd Series, 5.00%, 12/01/30	2,620	2,908,816
Sub-Series B-2, 5.00%, 06/01/32	5,000	5,497,305
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	745	802,260
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/30	1,200	1,327,348
Series A, (SAW), 5.00%, 09/01/31	1,000	1,105,578
Series A, (SAW), 5.00%, 09/01/32	1,200	1,324,568

		38,171,327

Puerto Rico — 5.1%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.75%, 07/01/31	2,753	2,985,606
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	1,919	1,834,988
Series A-1, Restructured, 4.50%, 07/01/34	4,365	4,378,776
Series A-1, Restructured, 4.75%, 07/01/53	1,069	1,018,223
Series A-1, Restructured, 5.00%, 07/01/58	8,412	8,287,923
Series A-2, Restructured, 4.78%, 07/01/58	488	464,519
Series A-2, Restructured, 4.33%, 07/01/40	12,484	11,938,225
Series B-1, Restructured, 4.75%, 07/01/53	749	714,082
Series B-2, Restructured, 4.78%, 07/01/58	726	690,135
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/29	12,336	9,244,228
Series A-1, Restructured, 0.00%, 07/01/33	1,464	901,077
Series A-1, Restructured, 0.00%, 07/01/46	7,903	2,194,568
Series B-1, Restructured, 0.00%, 07/01/27	2,521	2,090,688
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,347,222

		50,090,260

Rhode Island — 0.3%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,030,813
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,033,236

		3,064,049

South Carolina — 3.0%
Charleston County Airport District, RB(c)
Series A, AMT, 5.50%, 07/01/23	7,170	7,236,133
Series A, AMT, 6.00%, 07/01/23	5,270	5,328,170
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 11/15/27	520	502,184
Series A, 5.00%, 05/01/37	4,480	4,679,109

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	$5,500	$5,897,870
Series A, 5.00%, 12/01/31	5,660	6,057,219

		29,700,685

Tennessee — 2.8%
Mercer County Improvement Authority, RB
Series B, AMT, 5.00%, 07/01/52	3,800	4,017,489
Series B, AMT, 5.50%, 07/01/52	3,500	3,846,661
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	4,000	4,131,256
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.00%, 10/01/29	350	364,959
5.00%, 10/01/34	450	471,826
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	5,395	5,846,221
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)(d)	8,800	9,199,353

		27,877,765

Texas — 9.7%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,630	1,743,044
7.88%, 11/01/62	1,410	1,467,959
Belton Independent School District, GO, (PSF), 4.00%, 02/15/52	3,000	2,980,368
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/44	5,130	5,348,984
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	700	700,615
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	410	421,777
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	400	408,827
Sub-Series A, AMT, 5.00%, 07/01/31	1,430	1,566,920
Sub-Series A, AMT, 5.00%, 07/01/32	1,515	1,652,977
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	2,720	2,733,818
Katy Independent School District, GO, (PSF), 4.00%, 02/15/47	3,215	3,243,832
Love Field Airport Modernization Corp., RB, AMT, 5.00%, 11/01/28	1,000	1,000,297
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	3,765,687
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,360	1,348,902
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	800	732,110
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/47	8,590	8,961,492
North Texas Tollway Authority, Refunding RB
Series A, 4.13%, 01/01/40	2,500	2,537,905
Series A, 5.00%, 01/01/40	3,000	3,372,411
Port Authority of Houston of Harris County Texas, RB, 4.00%, 10/01/46	1,740	1,708,898
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,915,168

Security	Par (000)	Value

Texas (continued)
State of Texas, GO, Class A, 5.00%, 04/01/44	$6,000	$6,322,434
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	2,160	2,337,718
Series A, 4.00%, 07/01/53	2,410	2,317,196
Series A, 5.00%, 07/01/53	1,485	1,585,356
Series B, 5.00%, 07/01/33	8,485	9,306,068
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	423,581
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/29	1,265	1,346,095
5.00%, 12/15/31	1,950	2,085,554
Texas Water Development Board, RB
4.45%, 10/15/36	1,155	1,282,889
5.25%, 10/15/46	4,780	5,121,063
4.00%, 10/15/51	2,000	1,978,382
4.00%, 10/15/54	8,000	7,897,056
Series B, 4.00%, 10/15/43	5,000	5,061,135

		95,676,518

Utah — 0.9%
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.00%, 07/01/34	3,500	3,741,920
Utah Charter School Finance Authority, RB(b)
Series A, 3.63%, 06/15/29	370	355,527
Series A, 5.00%, 06/15/49	320	304,954
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(b)	1,290	1,279,734
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	3,000	2,960,607

		8,642,742

Vermont — 0.6%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,711,582

Virginia — 0.2%
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	2,065	2,188,047

Washington — 0.6%
City of Bellevue Washington, Refunding GO, 4.00%, 12/01/42	1,250	1,283,501
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	2,714,418
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/27	1,560	1,605,691
5.00%, 01/01/28	750	774,842

		6,378,452

Wisconsin — 1.6%
Public Finance Authority, RB
5.00%, 04/01/30(b)	500	510,133
5.00%, 06/15/34	430	453,935
5.00%, 10/15/56(b)	385	341,773
Class A, 5.00%, 06/15/56(b)	1,000	837,054
Series A, 4.00%, 03/01/30(b)	445	420,700
Series A, 5.00%, 07/15/39(b)	165	162,450
Series A, 5.00%, 07/15/49(b)	630	586,763
Series A, 5.00%, 10/15/50(b)	1,695	1,565,556
Series A, 5.00%, 07/15/54(b)	300	273,700
AMT, 4.00%, 09/30/51	1,595	1,338,993
AMT, 4.00%, 03/31/56	1,520	1,244,186

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	$130	$118,686
5.00%, 09/01/49(b)	520	428,447
Series B, AMT, 5.25%, 07/01/28	4,765	4,769,260
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	2,720	2,613,849

		15,665,485

Total Municipal Bonds — 148.1% (Cost: $1,451,223,705)		1,463,105,230

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Alabama — 1.2%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	11,280	12,098,635

California — 2.0%
City of Los Angeles Department of Airports, RB, AMT, 5.00%, 05/15/46	12,170	12,943,714
Ontario Public Financing Authority, RB, (AGM), 5.00%, 11/01/52	6,000	6,650,588

		19,594,302

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	7,310	8,098,849

Georgia — 1.5%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	14,235	15,067,827

Illinois — 1.3%
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/46	11,860	12,897,169

Maryland — 1.5%
Maryland State Transportation Authority, Refunding RB, 4.00%, 07/01/50	15,000	14,913,428

Michigan — 2.7%
Ascension Health, 5.00%, 11/15/47	10,000	10,336,580
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/45	15,520	15,985,119

		26,321,699

Nebraska — 1.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	9,062	9,567,872

New Jersey — 0.7%
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.65%, 04/01/28	3,840	3,860,232
Series BB, AMT, 3.70%, 10/01/28	2,975	2,990,711

		6,850,943

Security	Par (000)	Value

New York — 1.4%
New York State Dormitory Authority, Refunding RB, Series EE, 4.00%, 03/15/42	$10,000	$10,033,780
Port Authority of New York & New Jersey, Refunding ARB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,079,500

		14,113,280

Pennsylvania — 2.0%
Pennsylvania Turnpike Commission, RB, Series B-1, 5.25%, 06/01/47	18,910	19,857,787

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.1% (Cost: $155,086,684)		159,381,791

Total Long-Term Investments — 164.2% (Cost: $1,606,310,389)		1,622,487,021

	Shares

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(i)(j)	22,079,488	22,083,904

Total Short-Term Securities — 2.2% (Cost: $22,080,812)		22,083,904

Total Investments — 166.4% (Cost: $1,628,391,201)		1,644,570,925
Liabilities in Excess of Other Assets — (0.7)%		(7,493,931)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.9)%		(87,618,382)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (56.8)%		(561,386,838)

Net Assets Applicable to Common Shares — 100.0%		$988,071,774

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,321,995	$16,754,665	(a)	$—	$4,152	$3,092	$22,083,904	22,079,488	$68,531	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	424	03/22/23	$48,681	$(802,785)
U.S. Long Bond	577	03/22/23	75,353	(2,428,696)
5-Year U.S. Treasury Note	486	03/31/23	53,194	(743,938)

				$(3,975,419)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,975,419	$—	$3,975,419

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$14,296,442	$—	$14,296,442

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$746,813	$—	$746,813

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$181,551,070

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,463,105,230	$—	$1,463,105,230
Municipal Bonds Transferred to Tender Option Bond Trusts	—	159,381,791	—	159,381,791
Short-Term Securities
Money Market Funds	22,083,904	—	—	22,083,904

	$22,083,904	$1,622,487,021	$—	$1,644,570,925

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(3,975,419)	$—	$—	$(3,975,419)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(87,180,947)	$—	$(87,180,947)
VRDP Shares at Liquidation Value	—	(561,700,000)	—	(561,700,000)

	$—	$(648,880,947)	$—	$(648,880,947)

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.6%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	$830	$889,851
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	1,665	1,721,407
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,274,638
Series D, Sub Lien, 6.00%, 10/01/42	7,410	7,914,762
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	1,405	1,535,885

		15,336,543

Arizona — 4.0%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	190	183,503
5.00%, 05/15/56	750	688,879
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,575	3,426,348
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	5,905	5,809,646
Salt Verde Financial Corp., RB
5.00%, 12/01/32	7,365	7,988,462
5.00%, 12/01/37	5,000	5,307,965

		23,404,803

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.75%, 09/01/49(b)	4,900	4,590,761

California — 6.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	6,490	6,587,447
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	2,010	2,450,855
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(c)	2,560	2,585,147
Series A, 4.00%, 08/15/48	4,805	4,786,385
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	309,085
Series A, 5.25%, 08/15/49	770	778,755
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	1,650	1,650,975
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,605	1,639,735
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,287,349
City of Los Angeles Department of Airports, RB, Series A, AMT, 4.00%, 05/15/42	2,815	2,804,452
City of Los Angeles Department of Airports, Refunding RB
AMT, Subordinate, 5.00%, 11/15/31	10	11,642
AMT, Subordinate, 5.00%, 05/15/46	2,415	2,576,262
Series D, AMT, Subordinate, 4.00%, 05/15/51	1,335	1,211,515
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	500	367,743
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	235	202,016

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
4.00%, 12/01/56	$340	$252,083
Series A, 4.00%, 06/01/58	1,410	1,182,120
Senior Lien, 3.13%, 06/01/57	1,215	852,480
Series A, Senior Lien, 4.00%, 12/01/58	715	555,429
San Diego County Regional Airport Authority, RB, Series B, AMT, Subordinate, 4.00%, 07/01/56	1,215	1,122,251
State of California, GO, (AMBAC), 5.00%, 04/01/31	10	10,024
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	740	757,886

		35,981,636

Colorado — 3.1%
Arapahoe County School District No. 6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	2,635	2,965,645
Board of Governors of Colorado State University System, Refunding RB, Series C, (NPFGC), 4.00%, 03/01/47	4,265	4,096,622
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,580	3,966,400
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/45	870	1,004,274
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	355	387,640
5.25%, 11/01/52	745	798,107
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	3,735	3,484,456
Series A, 4.00%, 11/15/50	1,125	1,092,510

		17,795,654

Connecticut — 0.2%
Connecticut Housing Finance Authority, RB, M/F Housing, Series A-1, 3.50%, 11/15/51	955	950,178

Delaware — 1.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	3,065	3,079,139
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	3,720	3,632,759
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,497,595

		9,209,493

District of Columbia — 7.3%
District of Columbia, Refunding RB 5.00%, 04/01/35	910	977,025
Catholic Health Services, 5.00%, 10/01/48	4,875	5,021,889
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,449,106
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 4.00%, 10/01/39	795	795,833
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31(d)	8,350	6,119,281
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32(d)	15,000	10,670,865

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB (continued)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(d)	$13,410	$9,197,450
Class B, Subordinate, (AGM), 4.00%, 10/01/53	1,625	1,579,325
Series B, Subordinate, 4.00%, 10/01/49	3,780	3,562,079

		42,372,853

Florida — 3.8%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	4,825	4,896,130
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	445	452,607
Capital Projects Finance Authority, RB
Series A-1, 5.00%, 10/01/32	405	428,005
Series A-1, 5.00%, 10/01/33	455	478,465
Series A-1, 5.00%, 10/01/34	455	475,246
Series A-1, 5.00%, 10/01/35	150	155,386
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	2,838,103
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/52	5,000	5,490,530
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52(e)	980	1,046,731
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	455	459,243
Series A, 5.00%, 06/15/50	1,510	1,483,199
Series A, 5.00%, 06/15/55	905	883,956
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	2,655	2,645,952

		21,733,553

Georgia — 5.3%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	2,400	2,301,859
Dalton Whitfield County Joint Development Authority, GO, 4.00%, 08/15/48	6,660	6,504,429
Georgia Housing & Finance Authority, RB, S/F Housing
3.60%, 12/01/44	3,030	2,659,901
Series A, 4.00%, 06/01/49	1,245	1,299,942
Series B, 2.50%, 06/01/50	1,485	996,849
Georgia Ports Authority, RB, 4.00%, 07/01/52	1,450	1,436,727
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,040	1,113,195
Series A, 5.00%, 05/15/36	1,040	1,103,738
Series A, 5.00%, 05/15/37	1,145	1,205,121
Series A, 5.00%, 05/15/38	630	659,686
Series A, 5.00%, 05/15/49	2,100	2,153,676
Series A, 5.00%, 06/01/53(e)	4,470	4,747,252
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	2,884,491
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	1,285	1,210,453
Series A, Subordinate, 4.00%, 01/01/51	465	432,067

		30,709,386

Security	Par (000)	Value

Idaho — 1.7%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	$10,000	$10,017,990

Illinois — 9.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,115	1,114,952
Series C, 5.25%, 12/01/35	3,095	3,137,250
Series D, 5.00%, 12/01/46	4,040	4,014,102
Series H, 5.00%, 12/01/36	460	467,737
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,399,367
Series D, 5.00%, 12/01/25	1,735	1,778,682
Series D, 5.00%, 12/01/31	1,000	1,042,331
Series G, 5.00%, 12/01/34	455	468,710
Chicago O’Hare International Airport, Refunding RB
Series A, Senior Lien, 4.00%, 01/01/36	460	475,714
Series A, Senior Lien, 4.00%, 01/01/38	1,500	1,496,734
Series B, Senior Lien, 5.00%, 01/01/53	3,035	3,188,131
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,635	1,668,241
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	499,298
Series A, 5.00%, 02/15/50	270	262,264
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,815	6,117,345
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	1,844,120
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	570	508,041
Series B, (AGM), 0.00%, 06/15/44(d)	10,925	4,146,693
Series B, (AGM), 0.00%, 06/15/47(d)	27,225	8,823,541
State of Illinois, GO
5.50%, 07/01/38	4,000	4,042,056
5.00%, 02/01/39	3,195	3,219,263
Series A, 5.00%, 04/01/38	2,510	2,517,967
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,088,560
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,066,751

		55,387,850

Indiana — 2.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,635	1,671,699
AMT, 7.00%, 01/01/44	3,950	4,028,633
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	3,925	3,953,985
Series A, AMT, 5.25%, 07/01/23	840	847,174
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	590	579,716
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,585,173

		13,666,380

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	530	506,171

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 1.0%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	$2,625	$2,737,316
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 0.00%, 07/01/43(f)	2,485	2,852,658

		5,589,974

Louisiana — 0.3%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53(e)	760	740,459
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	1,025	1,032,073

		1,772,532

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	880	920,485
Series B, 4.00%, 04/15/50	1,250	1,188,652
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,650	2,517,212

		4,626,349

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	2,740	3,084,709
Series C, 5.00%, 10/01/52	2,835	3,150,527
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	3,840,723
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	1,165	903,137
Series C-1, 3.25%, 12/01/54	4,280	3,192,987
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/46	2,325	2,472,526

		16,644,609

Michigan — 4.8%
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,125	1,231,781
Series B, 2nd Lien, 5.50%, 07/01/52	2,655	2,926,622
Series A, Senior Lien, 5.25%, 07/01/52	2,655	2,875,572
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	2,655	2,871,045
Series B, Senior Lien, 5.50%, 07/01/52	2,655	2,930,140
Michigan Finance Authority, RB
4.00%, 02/15/50	4,730	4,484,130
4.00%, 02/15/44	1,710	1,670,289
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	3,110	3,021,545
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 2.70%, 10/01/56	1,995	1,315,914
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,105	2,278,961
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,255	2,286,124

		27,892,123

Minnesota — 2.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,132,015

Security	Par (000)	Value

Minnesota (continued)
Duluth Economic Development Authority, Refunding RB (continued)
Series A, 5.25%, 02/15/53	$1,190	$1,240,213
Series A, 5.25%, 02/15/58	3,125	3,250,531
Minnesota Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	705	582,331
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52(e)	3,630	3,621,876
Series H, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52(e)	1,290	1,262,998

		12,089,964

Missouri — 3.0%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,445	2,367,868
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	510	513,394
Series A, 4.00%, 07/01/46	1,250	1,228,130
Series C, 5.00%, 11/15/42	5,470	5,749,353
Kansas City Industrial Development Authority, RB, Class B, AMT, 5.00%, 03/01/54	2,680	2,764,096
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52(e)	4,700	4,688,372

		17,311,213

Nebraska — 1.5%
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	8,700	8,558,555

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,205	3,047,506
Series C, AMT, 4.88%, 11/01/42	1,665	1,544,786

		4,592,292

New Jersey — 11.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,580,750
5.25%, 11/01/44	3,180	3,225,280
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,640	1,623,898
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,075	1,078,816
4.00%, 11/01/39	860	860,011
Class A, 5.25%, 11/01/47	3,565	3,872,410
Series EEE, 5.00%, 06/15/48	12,340	12,845,200
Series B, AMT, 6.50%, 04/01/31	2,005	2,078,820
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,053,160
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,710	2,647,684
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B, AMT, 4.00%, 12/01/41	2,570	2,591,421
Series C, Class C, AMT, Subordinate, 5.00%, 12/01/52	2,595	2,682,973
New Jersey Transportation Trust Fund Authority, RB Series C, (AMBAC), 0.00%, 12/15/35(d)	7,395	4,289,263

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series S, 5.00%, 06/15/46	$2,415	$2,520,374
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	5,425	5,577,036
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	5,120	5,333,678
Sub-Series B, 5.00%, 06/01/46	5,625	5,690,087

		63,550,861

New Mexico — 0.7%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	2,240	2,207,970
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	1,590	1,664,651

		3,872,621

New York — 16.1%
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	1,640	1,623,902
Series C, 5.00%, 08/01/43	2,330	2,593,178
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	4,070,134
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,960	5,048,685
Series B, 5.25%, 11/15/39	1,765	1,790,817
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,335	3,329,967
Series C-1, 5.00%, 11/15/50	1,085	1,100,803
Series C-1, 5.25%, 11/15/55	1,605	1,654,686
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	3,335	3,269,971
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,220	1,604,039
Series F-1, (FHA), 2.40%, 11/01/46	5,310	3,666,401
Series F-1, (FHA), 2.50%, 11/01/51	2,685	1,783,734
New York City Industrial Development Agency, Refunding RB
Series A, (AGM), 3.00%, 01/01/36	180	164,139
Series A, (AGM), 3.00%, 01/01/40	685	582,806
New York City Municipal Water Finance Authority, Refunding RB, Series BB-1, 4.00%, 06/15/45	1,545	1,538,513
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	840	831,571
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,400	3,400,734
New York Liberty Development Corp., Refunding RB
Class 2, 5.15%, 11/15/34(b)	705	706,712
Class 2, 5.38%, 11/15/40(b)	1,760	1,760,612
Series 1, 5.00%, 11/15/44(b)	8,145	8,124,572
Series A, 2.88%, 11/15/46	7,060	5,355,808
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	2,765	2,699,660
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	2,270	2,252,083
Series A, 4.00%, 03/15/47	7,890	7,735,119
Series D, 4.00%, 02/15/47	6,450	6,329,933

Security	Par (000)	Value

New York (continued)
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	$3,750	$4,037,813
New York State Urban Development Corp., Refunding RB, Series E, 4.00%, 03/15/46	6,135	6,087,245
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,230	2,324,944
Series A, AMT, 5.00%, 07/01/46	1,525	1,520,753
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	1,790	1,922,439
Series A, 4.00%, 11/15/54	2,065	2,013,189
Series A, 5.00%, 11/15/54	1,725	1,847,006
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	411	418,534

		93,190,502

North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency,
Refunding RB, Series B, 5.00%, 10/01/25	5,290	5,654,365
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,315	1,325,273
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	240	210,983
Series A, 5.00%, 10/01/40	360	363,595
Series A, 4.00%, 10/01/45	220	187,470
Series A, 5.00%, 10/01/45	640	642,698
Series A, 4.00%, 10/01/50	270	223,382
Series A, 5.00%, 10/01/50	720	720,804

		9,328,570

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, Series B, 3.00%, 07/01/52	1,290	1,261,927

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	3,375	3,101,784
Series B-2, 5.00%, 06/01/55	5,355	5,108,241
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,069,254
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	840	869,997
Series A, 4.00%, 12/01/44	1,060	1,045,955
Series CC, 5.00%, 11/15/49	1,130	1,260,991
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,245	1,187,956
Series A, 3.75%, 08/15/50	2,190	1,984,863
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	665	653,146
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	545	499,476
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,692,914

		21,474,577

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	2,460	2,267,175
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,320	4,355,320
Series C, 4.00%, 01/01/42	4,115	4,218,472

		10,840,967

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 0.2%
State of Oregon, GO, 3.00%, 12/01/51	$1,005	$1,031,591

Pennsylvania — 3.5%
Montgomery County Higher Education and Health Authority, Refunding RB
Class B, 4.00%, 05/01/52	920	845,135
Series A, 5.00%, 09/01/43	1,870	1,946,032
Series A, 5.00%, 09/01/48	740	764,148
Series A, 4.00%, 09/01/49	1,185	1,103,988
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	1,773,781
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,221,623
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 2022, 4.25%, 10/01/52	2,365	2,442,702
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	2,305	2,357,432
Series A, Subordinate, (BAM), 4.00%, 12/01/50	1,550	1,519,195
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	4,515	4,446,539

		20,420,575

Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A1, Restructured, 5.63%, 07/01/29	2,931	3,121,807
Series A1, Restructured, 5.75%, 07/01/31	2,646	2,869,292
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	3,635,693
Series A-1, Restructured, 5.00%, 07/01/58	12,161	11,981,625
Series A-2, Restructured, 4.78%, 07/01/58	6,236	5,935,949
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	9,662	2,683,021

		30,227,387

Rhode Island — 3.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(g)(h)	4,155	623,250
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	2,475	2,401,955
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	7,130	7,144,003
Series B, 5.00%, 06/01/50	9,875	9,928,345

		20,097,553

South Carolina — 4.3%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	3,030	3,117,049
South Carolina Ports Authority, RB, Series B, AMT, 4.00%, 07/01/49	1,330	1,269,483
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	8,230,054
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,040,910
Series E, 5.25%, 12/01/55	4,550	4,664,997

Security	Par (000)	Value

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 3.00%, 01/01/52	$850	$832,985
Series A, AMT, 4.00%, 01/01/52	1,780	1,816,561

		24,972,039

Tennessee — 2.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	330	305,442
Memphis-Shelby County Airport Authority, RB, Series A, AMT, 5.00%, 07/01/45	2,665	2,795,351
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,487,252
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,025	2,040,252
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(e)	7,325	7,657,416
Tennessee Housing Development Agency, RB, S/F Housing, Series 1, 3.75%, 07/01/52(e)	990	997,652

		15,283,365

Texas — 8.2%
Arlington Higher Education Finance Corp., RB
7.50%, 04/01/62	885	946,376
7.88%, 11/01/62(b)	755	786,035
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/44	3,755	3,915,290
City of Houston Texas Airport System Revenue, RB, Series B-1, AMT, 5.00%, 07/15/30	3,600	3,653,849
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,770,500
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,591,714
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,548,088
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 6.38%, 01/01/33	460	460,237
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(c)(d)	4,110	2,053,196
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,700	5,640,526
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,695	2,886,722
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	1,280	1,230,710
Series A, 5.00%, 07/01/53	1,570	1,676,101
Series B, 5.00%, 07/01/48	9,585	10,005,130
Texas Transportation Commission State Highway 249 System, RB, Series A, 5.00%, 08/01/57	2,435	2,468,359
Texas Water Development Board, RB
4.00%, 10/15/45	2,735	2,746,873
Series A, 4.00%, 10/15/49	3,180	3,183,180

		47,562,886

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 1.0%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/47	$1,920	$1,979,850
Series A, AMT, 5.00%, 07/01/48	1,845	1,909,258
County of Utah, RB, Series A, 3.00%, 05/15/50	2,065	1,657,683

		5,546,791

Virginia — 2.0%
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	5,495	5,417,553
Series A, Senior Lien, 4.00%, 07/01/50	1,115	1,088,827
Series A, Senior Lien, 4.00%, 07/01/55	4,950	4,948,193

		11,454,573

Washington — 1.2%
Port of Seattle Washington, RB
Series A, AMT, 5.00%, 05/01/43	3,120	3,242,588
Series C, AMT, 5.00%, 04/01/40	1,565	1,596,788
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.50%, 08/01/47	1,330	1,469,874
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	715	674,491

		6,983,741

Wisconsin — 1.2%
Public Finance Authority, RB(b)
Series A, 5.00%, 07/15/39	190	187,063
Series A, 5.00%, 07/15/49	720	670,586
Series A, 5.00%, 07/15/54	345	314,755
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/15/49	6,205	5,940,748

		7,113,152

Wyoming — 0.6%
Wyoming Community Development Authority, RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	1,825	1,814,159
Series 3, (FHLMC, FNMA, GNMA), 3.00%, 06/01/50	1,610	1,578,541

		3,392,700

Total Municipal Bonds — 134.6% (Cost: $779,228,736)		778,347,240

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 1.2%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	6,494	6,833,509

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	4,775	5,044,253
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	7,820	7,769,268

		12,813,521

District of Columbia — 1.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	10,265	10,268,434

Security	Par (000)	Value

Georgia — 1.6%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52	$8,998	$9,524,154

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	6	5,802
Series C, 4.00%, 02/15/41	2,994	2,999,830

		3,005,632

Massachusetts — 0.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series A, 4.00%, 06/01/45	4,333	4,349,145

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	4,303	4,542,890

New York — 3.4%
New York State Urban Development Corp., Refunding RB, Series A, 4.00%, 03/15/46	13,980	13,954,731
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	5,608,564

		19,563,295

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,877	5,180,872

Texas — 0.9%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	5,060	5,060,000

Virginia — 2.3%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	3,692	3,705,146
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	10,088	9,558,707

		13,263,853

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	5,950	5,858,769

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.3% (Cost: $101,958,447)		100,264,074

Total Long-Term Investments — 151.9% (Cost: $881,187,183)		878,611,314

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(k)(l)	17,665,817	$17,669,350

Total Short-Term Securities — 3.0% (Cost: $17,664,433)		17,669,350

Total Investments — 154.9% (Cost: $898,851,616)		896,280,664
Liabilities in Excess of Other Assets — (1.0)%		(5,735,704)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.5)%		(60,971,841)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.4)%		(251,110,021)

Net Assets Applicable to Common Shares — 100.0%		$578,463,098

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 1, 2026, is $3,313,957. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$12,963,148	$4,707,405	(a)	$—	$(4,048)	$2,845	$17,669,350	17,665,817	$122,987	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	314	03/22/23	$36,051	$(505,925)
U.S. Long Bond	540	03/22/23	70,521	(1,982,186)
5-Year U.S. Treasury Note	226	03/31/23	24,736	(283,784)

				$(2,771,895)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,771,895	$—	$2,771,895

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,200,769	$—	$7,200,769

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(631,141)	$—	$(631,141)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$129,242,094

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$778,347,240	$—	$778,347,240
Municipal Bonds Transferred to Tender Option Bond Trusts	—	100,264,074	—	100,264,074
Short-Term Securities
Money Market Funds	17,669,350	—	—	17,669,350

	$17,669,350	$878,611,314	$—	$896,280,664

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,771,895)	$—	$—	$(2,771,895)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Fund, Inc. (MYD)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(60,534,975)	$—	$(60,534,975)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(311,934,975)	$—	$(311,934,975)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.9%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$4,950	$4,944,104
Series C-1, 5.25%, 02/01/53	4,705	5,046,461
Series F, 5.50%, 11/01/53	2,920	3,130,561
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	1,145	1,237,223
Series A, 5.00%, 12/01/47	1,010	1,047,041
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	2,665	2,913,263

		18,318,653

Arizona — 8.4%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 12/01/42	2,785	2,832,977
Arizona Industrial Development Authority, RB 4.38%, 07/01/39(b)	875	829,629
5.00%, 07/01/54(b)	615	592,716
7.10%, 01/01/55(b)	250	257,566
Series A, 5.00%, 07/01/39(b)	1,280	1,233,766
Series A, (BAM), 5.00%, 06/01/49	2,500	2,660,952
Series A, 5.00%, 07/01/49(b)	1,445	1,318,026
Series A, 5.00%, 07/15/49(b)	1,000	960,414
Series A, 5.00%, 12/15/49(b)	250	235,704
Series A, 5.00%, 07/01/54(b)	1,110	992,122
Arizona Industrial Development Authority, Refunding RB
Series A, 5.13%, 07/01/37(b)	500	501,737
Series A, 5.38%, 07/01/50(b)	1,645	1,645,446
Series A, 5.50%, 07/01/52(b)	600	606,830
Series G, 5.00%, 07/01/47(b)	2,360	2,266,081
Series S, (SD CRED PROG), 5.00%, 07/01/37	750	774,958
City of Buckeye Arizona Excise Tax Revenue, RB, (NPFGC), 5.00%, 07/01/43	4,000	4,191,632
City of Goodyear Arizona Water & Sewer Revenue, RB, 2nd Series, Subordinate, (AGM), 4.00%, 07/01/45	250	250,885
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, (AGM), 5.00%, 07/01/40	3,500	3,662,680
City of Phoenix Civic Improvement Corp., RB
Series B, (BHAC-CR FGIC), 5.50%, 07/01/41	100	126,129
Series B, AMT, 5.00%, 07/01/44	4,515	4,695,523
Series B, AMT, Junior Lien, 5.00%, 07/01/49	5,960	6,130,045
Series A, Junior Lien, 4.00%, 07/01/39	1,300	1,329,659
City of Phoenix Civic Improvement Corp., Refunding RB
AMT, Senior Lien, 5.00%, 07/01/32	700	705,933
Series D, Junior Lien, 4.00%, 07/01/40	1,000	1,001,850
Florence Town Inc Industrial Development Authority, RB, 6.00%, 07/01/23(b)(c)	500	505,938
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	825	757,767
Industrial Development Authority of the City of Phoenix Arizona, RB 6.63%, 07/01/23(c)	500	507,491
Series A, 5.00%, 07/01/44	2,000	2,007,316
Series A, 6.75%, 07/01/44(b)	440	459,216

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the City of Phoenix Arizona, RB (continued)
Series A, 5.00%, 07/01/46(b)	$1,570	$1,504,718
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB 5.00%, 07/01/45(b)	500	481,768
5.00%, 07/01/46	500	502,333
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	1,150	1,086,638
Industrial Development Authority of the County of Pima, Refunding RB 5.00%, 06/15/49(b)	1,985	1,822,659
5.00%, 06/15/52(b)	530	480,071
Series A, 4.00%, 09/01/29	1,000	1,000,368
Kyrene Elementary School District No. 28, GO
Series B, 5.50%, 07/01/29	480	484,989
Series B, 5.50%, 07/01/30	400	404,157
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,005,990
4.00%, 07/01/50	1,500	1,434,811
Maricopa County Industrial Development Authority, Refunding RB 5.00%, 07/01/39(b)	545	539,604
5.00%, 07/01/47(b)	1,000	946,362
5.00%, 07/01/54(b)	1,500	1,392,690
Series A, 5.00%, 09/01/37	1,525	1,621,659
Series A, 4.13%, 09/01/38	550	554,777
Series A, 4.13%, 09/01/42	750	752,403
Series A, 5.00%, 09/01/42	1,000	1,050,041
Maricopa County Unified School District No. 11-Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,327,437
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	530,275
Phoenix-Mesa Gateway Airport Authority, RB, AMT, 5.00%, 07/01/38	3,600	3,606,527
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	200	203,718
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/41	2,000	2,114,252
Salt Verde Financial Corp., RB 5.50%, 12/01/29	2,000	2,202,368
5.00%, 12/01/32	155	168,121
5.00%, 12/01/37	6,610	7,017,130
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,444,682
Town of Queen Creek Arizona Excise Tax Revenue, RB, Series A, 5.00%, 08/01/42	750	814,813
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,184,597

		82,720,946

Arkansas(b) — 0.4%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	2,135	1,923,763
Series A, AMT, 4.75%, 09/01/49	2,450	2,295,381

		4,219,144

California — 14.5%
ABC Unified School District, GO, Series C, (NPFGC-IBC FGIC), 0.00%, 08/01/34(d)	1,215	867,144

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Alvord Unified School District, Refunding GO, Series B, Election 2007, (AGM), 0.00%, 08/01/41(d)	$1,175	$538,235
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	2,430	2,516,071
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	2,000	2,030,030
California Community Housing Agency, RB, M/F Housing(b) 3.00%, 08/01/56	440	312,909
Series A, 5.00%, 04/01/49	320	287,292
Series A-2, 4.00%, 08/01/47	2,050	1,697,960
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,059,402
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36(e)	3,050	2,826,872
Series 2021-1, Class A, 3.50%, 11/20/35	1,236	1,188,963
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	835	849,792
Series I, 5.50%, 11/01/31	1,000	1,024,733
California Statewide Communities Development Authority, Refunding RB(b)
Series A, 5.00%, 06/01/36	1,360	1,362,214
Series A, 5.00%, 06/01/46	1,680	1,621,682
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	5,000	5,210,795
City of Los Angeles Department of Airports, Refunding RB, Series D, AMT, Subordinate, 4.00%, 05/15/51	8,175	7,418,829
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	1,660	1,220,905
CSCDA Community Improvement Authority, RB, M/F Housing(b) 5.00%, 09/01/37	375	367,287
4.00%, 10/01/56	590	507,189
4.00%, 12/01/56	575	426,316
Series A, 4.00%, 06/01/58	3,700	3,102,017
Senior Lien, 3.13%, 06/01/57	2,065	1,448,866
Series A, Senior Lien, 4.00%, 12/01/58	4,840	3,759,828
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(d)	5,000	4,029,540
Grossmont-Cuyamaca Community College District, GO, Series C, Election 2002, (AGC), 0.00%, 08/01/30(d)	10,030	8,139,355
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34	4,125	4,967,317
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	1,620	1,655,778
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42	3,555	3,914,656
Mount San Antonio Community College District, Refunding GO, CAB, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28(f)	4,445	4,399,870
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	2,050	2,126,764
Poway Unified School District, Refunding GO, Series B, 0.00%, 08/01/36(d)	8,750	5,401,314
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	5,405	5,381,429

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(c)	$2,905	$2,926,997
Series J, 5.25%, 05/15/38	825	831,729
Rio Hondo Community College District, GO(d)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,408,523
Series C, Election 2004, 0.00%, 08/01/38	5,000	2,861,455
San Bernardino Community College District, GO, Series B, 6.38%, 08/01/34	10,000	10,595,900
San Diego Community College District, GO, CAB(d)
Election 2006, 0.00%, 08/01/31	2,145	1,336,734
Election 2006, 0.00%, 08/01/32	2,680	1,568,467
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(d)	3,800	2,180,554
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(c)(d)	7,295	3,714,693
San Diego Unified School District, Refunding GO, CAB(d)
Series R-1, 0.00%, 07/01/30	5,000	4,124,575
Series R-1, 0.00%, 07/01/31	3,005	2,396,313
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,065	1,070,825
Series A, AMT, 5.25%, 05/01/33	830	835,085
San Mateo County Community College District, GO,
Series C, (NPFGC), 0.00%, 09/01/30(d)	12,740	10,470,726
State of California, GO, 5.50%, 04/01/28	5	5,014
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(d)	5,500	3,437,049
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	650,929
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/36(d)	15,000	9,387,735

		143,464,657

Colorado — 2.0%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	345	309,505
City & County of Denver Colorado Airport System Revenue, RB
Series A, AMT, 5.50%, 11/15/28	1,000	1,019,701
Series A, AMT, 5.50%, 11/15/30	330	336,576
Series A, AMT, 5.50%, 11/15/31	400	408,003
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	2,955	3,273,942
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/37(d).	1,760	969,487
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	3,035	2,977,274
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	2,555	2,505,484
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,060	988,895
Series A, 3.25%, 08/01/49	1,610	1,246,512
Denver City & County School District No. 1, GO, (SAW), 4.00%, 12/01/45	5,420	5,461,908

		19,497,287

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 0.0%
Connecticut Housing Finance Authority, RB, S/F Housing, Series A-1, 3.80%, 11/15/39	$260	$256,794
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(b)	205	175,968

		432,762

Delaware — 0.2%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,655,524

District of Columbia — 0.7%
District of Columbia, RB
Series B-1, (NPFGC-IBC FGIC), 5.00%, 02/01/31	435	435,789
Series C, 4.00%, 05/01/45	3,280	3,313,092
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	2,709,253

		6,458,134

Florida — 10.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	3,775	3,878,941
Capital Trust Agency, Inc., RB(b) 5.00%, 01/01/55	825	638,684
Series A, 5.00%, 06/01/55	1,285	1,088,162
Series A, 5.50%, 06/01/57	460	420,222
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	4,215	4,361,041
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	5,055	5,757,064
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	1,725	473,663
Series A, 0.00%, 09/01/53	1,840	423,783
County of Broward Florida Airport System Revenue, RB
Series A, AMT, 4.00%, 10/01/49	3,315	3,083,053
Series A, AMT, 5.00%, 10/01/49	300	316,570
County of Broward Florida Port Facilities Revenue, RB, AMT, 5.25%, 09/01/47	3,650	3,940,635
County of Miami-Dade Florida Aviation Revenue, Refunding RB 5.00%, 10/01/41	3,800	3,968,655
AMT, 5.00%, 10/01/34	450	459,013
County of Miami-Dade Seaport Department, RB(c)
Series A, 5.38%, 10/01/23	1,170	1,190,350
Series B, AMT, 6.00%, 10/01/23	3,765	3,833,215
Series B, AMT, 6.25%, 10/01/23	1,500	1,532,445
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/42(e)	1,315	1,398,037
Series A, AMT, 5.25%, 10/01/52(e)	1,040	1,110,817
Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,885	2,785,413
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/38	1,000	443,234
Series A-2, 0.00%, 10/01/41	1,900	699,926
Series A-2, 0.00%, 10/01/42	2,210	764,519
Series A-2, 0.00%, 10/01/43	2,010	651,712
Series A-2, 0.00%, 10/01/44	2,055	643,813
Series A-2, 0.00%, 10/01/45	2,725	773,998
Florida Development Finance Corp., RB(b) 6.50%, 06/30/57	1,230	1,238,818

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(b) (continued)
AMT, 5.00%, 05/01/29	$1,275	$1,199,339
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(b)	710	638,746
Greater Orlando Aviation Authority, RB
Series A, AMT, 5.00%, 10/01/40	3,890	4,022,945
Series A, AMT, 4.00%, 10/01/52	3,260	3,118,718
Sub-Series A, AMT, 5.00%, 10/01/47	16,620	17,307,885
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(c)	1,995	2,025,368
Lakewood Ranch Stewardship District, SAB 5.25%, 05/01/37	240	243,233
3.85%, 05/01/39	450	389,880
5.38%, 05/01/47	260	261,252
4.00%, 05/01/49	675	542,227
Lakewood Ranch Stewardship District, SAB, S/F Housing 4.00%, 05/01/40	365	320,453
4.00%, 05/01/50	605	487,164
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	25	25,044
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	6,595	6,769,767
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	6,605	6,255,774
Orange County Health Facilities Authority, Refunding RB 5.00%, 08/01/41	1,325	1,378,792
5.00%, 08/01/47	3,845	3,998,715
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	335	338,029
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	160	141,170
Series B, 5.00%, 11/15/42	300	303,968
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	4,140	4,390,520
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(c)	2,820	2,842,856
Seminole Improvement District, RB 5.00%, 10/01/32	255	254,708
5.30%, 10/01/37	290	292,201
Storey Creek Community Development District, SAB 4.00%, 12/15/39	415	368,772
4.13%, 12/15/49	350	290,999
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,955	1,936,695

		106,021,003

Georgia — 3.4%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	1,855	1,767,639
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	715	666,601
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	2,875	2,741,134
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	430	356,179

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Georgia Housing & Finance Authority, RB, S/F Housing
3.70%, 06/01/49(e)	$1,420	$1,328,181
3.60%, 12/01/44	1,615	1,417,736
Georgia Ports Authority, RB, 4.00%, 07/01/52	1,345	1,332,688
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,475	1,552,448
Series A, 5.00%, 05/15/38	910	952,880
Series A, 5.00%, 05/15/43	1,620	1,646,859
Series A, 5.00%, 05/15/49	1,230	1,261,439
Series A, 5.00%, 06/01/53(a)(e)	7,360	7,816,504
Municipal Electric Authority of Georgia, RB 5.00%, 01/01/56	1,370	1,396,892
Class A, 5.50%, 07/01/63	1,275	1,327,696
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	8,049,185
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(c)	330	339,278

		33,953,339

Hawaii — 0.5%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	485	489,591
AMT, 5.25%, 08/01/26	525	530,147
State of Hawaii Airports System Revenue, RB, Series A, AMT, 5.00%, 07/01/48	3,890	4,012,177

		5,031,915

Illinois — 11.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,665	3,828,745
Series A, 5.00%, 12/01/40	4,090	4,150,368
Series A, 5.00%, 12/01/47	1,265	1,269,435
Series C, 5.25%, 12/01/35	970	983,241
Series D, 5.00%, 12/01/46	1,230	1,222,137
Series H, 5.00%, 12/01/36	295	299,962
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	2,225	2,357,225
Series C, 5.00%, 12/01/25	415	425,448
Series D, 5.00%, 12/01/25	530	543,344
Series G, 5.00%, 12/01/34	290	298,738
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	590	535,703
Chicago Midway International Airport, Refunding ARB
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	1,475	1,486,816
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	2,070	2,081,555
Chicago Midway International Airport, Refunding RB, Series B, 5.00%, 01/01/46	7,060	7,225,070
Chicago O’Hare International Airport, RB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	7,343,569
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 5.00%, 01/01/31	2,500	2,504,265
Series A, AMT, Senior Lien, 5.00%, 01/01/48	1,950	2,020,083
Series A, AMT, Senior Lien, 4.38%, 01/01/53	2,780	2,815,570
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	1,610	1,643,644
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	2,575	2,711,058
Cook County Community College District No. 508, GO 5.50%, 12/01/38	1,000	1,020,331

Security	Par (000)	Value

Illinois (continued)
Cook County Community College District No. 508, GO (continued)
5.25%, 12/01/43	$1,500	$1,527,466
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	2,945	2,983,462
Series B, 4.00%, 08/15/41	1,100	1,094,877
Series C, 4.13%, 08/15/37	2,430	2,366,572
Series C, 5.00%, 08/15/44	820	825,309
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	320	327,329
Illinois State Toll Highway Authority, RB
Series B, 5.00%, 01/01/40	2,460	2,607,354
Series C, 5.00%, 01/01/38	3,245	3,412,468
Metropolitan Pier & Exposition Authority, RB
Series A, (NPFGC), 0.00%, 12/15/26(d)	5,000	4,319,790
Series A, (NPFGC), 0.00%, 12/15/33(d)	9,950	6,456,963
Series A, 5.00%, 06/15/57	3,005	3,019,935
Metropolitan Pier & Exposition Authority, RB, CAB(d)
(BAM-TCRS), 0.00%, 12/15/56	2,965	599,713
Series A, (NPFGC), 0.00%, 06/15/30	14,205	10,729,818
Series A, (NPFGC), 0.00%, 06/15/30(g)	800	642,963
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	1,690	1,506,299
Series B, (AGM), 0.00%, 06/15/44(d)	8,075	3,064,947
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(d)	4,140	927,087
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	3,863,811
State of Illinois, GO 5.25%, 02/01/30	2,010	2,055,689
5.25%, 02/01/32	2,330	2,382,017
5.50%, 07/01/33	2,920	2,951,989
5.25%, 02/01/34	1,610	1,646,210
5.50%, 07/01/38	2,700	2,728,388
5.50%, 05/01/39	2,785	3,033,066
Series D, 5.00%, 11/01/27	440	474,518

		112,314,347

Indiana — 0.5%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	1,350	1,380,302
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(c)	3,285	3,307,872

		4,688,174

Iowa — 0.2%
Iowa Student Loan Liquidity Corp, Refunding RB, Series B, AMT, 3.00%, 12/01/39	345	309,262
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B2, Subordinate, 0.00%, 06/01/65(d)	10,850	1,358,464

		1,667,726

Kansas — 0.0%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	550	535,841

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 0.3%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	$555	$530,191
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	2,000	1,997,830

		2,528,021

Louisiana — 1.7%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	364,198
Series B, (AGM), 5.00%, 12/01/35	440	482,773
Series B, (AGM), 5.00%, 12/01/36	395	430,003
Series B, (AGM), 5.00%, 12/01/37	495	531,105
Lake Charles Harbor & Terminal District, RB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,534,300
Louisiana Public Facilities Authority, Refunding RB 5.00%, 05/15/42	4,600	4,788,007
5.00%, 05/15/47	1,895	1,947,450
New Orleans Aviation Board, RB
Series B, AMT, 5.00%, 01/01/45	4,620	4,674,959
Series B, AMT, 5.00%, 01/01/48	1,990	2,021,878

		16,774,673

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	465	389,482

Maryland — 3.9%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	500	505,141
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	251,072
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(c)	1,000	1,023,051
Series A, 5.00%, 07/01/41	100	106,549
Series A, 5.00%, 07/01/46	3,040	3,192,882
Series A, 4.00%, 07/01/49	3,380	3,272,881
Series C, 5.00%, 01/01/24(c)	1,000	1,022,549
City of Baltimore Maryland, Refunding RB 5.00%, 09/01/46	750	664,645
Series A, 4.50%, 09/01/33	185	185,180
Series A, 5.00%, 09/01/38	250	254,126
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 3.50%, 06/01/39	650	554,325
Series A, Senior Lien, 3.63%, 06/01/46	1,095	883,165
City of Baltimore Maryland, TA(b)
Series B, 3.70%, 06/01/39	200	175,050
Series B, 3.88%, 06/01/46	300	252,179
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	360,152
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	467,496
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	235	229,846
County of Howard Maryland, TA 6.10%, 02/15/44	250	252,802
Series A, 4.50%, 02/15/47(b)	500	461,399
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(b)	300	296,050
Howard County Housing Commission, RB, M/F Housing
5.00%, 12/01/42	500	524,207
4.00%, 06/01/46	500	481,724

Security	Par (000)	Value

Maryland (continued)
Howard County Housing Commission, RB, M/F Housing (continued)
Series A, 5.00%, 06/01/44	$550	$557,263
Maryland Community Development Administration, RB, M/F Housing, Series D, 3.70%, 07/01/35	500	495,647
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	425	420,741
Maryland Economic Development Corp., RB 5.00%, 07/01/56	390	393,987
AMT, 5.00%, 06/01/49	250	250,747
Class B, AMT, 5.25%, 06/30/55	2,920	3,012,240
Maryland Economic Development Corp., Refunding RB 5.00%, 07/01/37	500	500,097
(AGM), 5.00%, 06/01/43	1,350	1,396,105
Series A, 5.00%, 06/01/35	100	107,201
Maryland Health & Higher Educational Facilities Authority, RB 4.00%, 07/01/48	300	293,824
Series 2017, 5.00%, 12/01/46	250	261,502
Series A, 5.00%, 05/15/42	2,330	2,425,376
Series B, 4.00%, 04/15/45	250	243,125
Maryland Health & Higher Educational Facilities Authority, Refunding RB 4.00%, 07/01/24(c)	100	102,219
5.00%, 07/01/24(c)	700	725,205
5.00%, 06/01/29	500	500,263
5.00%, 07/01/34	510	557,675
5.00%, 07/01/35	200	208,571
5.00%, 07/01/40	1,000	1,019,306
4.00%, 07/01/41	500	499,593
5.00%, 08/15/42	1,000	1,018,081
4.13%, 07/01/47	500	493,522
Series A, 5.00%, 01/01/28	100	103,968
Series A, 5.00%, 01/01/45	500	505,451
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/42	1,500	1,609,497
Maryland State Transportation Authority Passenger Facility Charge Revenue, RB, AMT, 4.00%, 06/01/29	1,925	1,925,862
Montgomery County Housing Opportunities Commission, RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	2,830	2,673,320
Washington Suburban Sanitary Commission, RB, Second Series, (GTD), 4.00%, 06/01/41	875	888,958

		38,605,817

Massachusetts — 4.3%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/46	4,495	4,612,180
Series C, 5.00%, 07/01/45	1,000	1,046,500
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.25%, 07/01/29	730	862,685
Massachusetts Development Finance Agency, RB 5.00%, 10/01/46	500	504,408
5.00%, 07/01/47	580	585,536
5.00%, 10/01/48	200	185,742
Series A, 5.25%, 01/01/42	500	516,788
Series A, (AMBAC), 5.75%, 01/01/42	650	817,472
Series A, 5.00%, 01/01/47	5,945	6,031,292

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB 5.00%, 07/01/37	$150	$152,103
4.00%, 07/01/39	2,545	2,443,200
5.00%, 04/15/40	1,000	1,005,968
4.13%, 10/01/42(b)	550	497,045
4.00%, 12/01/42	485	438,509
5.00%, 12/01/42	525	536,916
5.00%, 09/01/43	500	509,795
4.00%, 07/01/44	250	252,267
5.00%, 07/01/47	7,685	7,914,743
Series A, 4.00%, 06/01/29(c)	420	466,203
Series A, 5.00%, 06/01/29(c)	250	292,131
Series A-2, 4.00%, 07/01/41	100	100,649
Series E, 4.00%, 07/01/38	500	477,501
Series P, 5.45%, 05/15/59	1,500	1,699,686
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 01/01/27	1,000	1,037,444
Series B, AMT, 2.63%, 07/01/36	30	29,154
AMT, Subordinate, 3.75%, 07/01/47	2,135	1,749,624
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	80	78,582
Massachusetts Health & Educational Facilities Authority, Refunding RB, Series M, 5.50%, 02/15/27	1,000	1,128,046
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	500	458,347
Series A, 3.85%, 06/01/46	130	115,864
Series A-1, (FHA), 3.10%, 06/01/60	1,245	867,375
Series D-1, 2.55%, 12/01/50	295	212,276
Massachusetts Housing Finance Agency, RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	465	424,530
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	1,125	1,099,845
Series A, AMT, 4.50%, 12/01/47	300	295,739
Massachusetts School Building Authority, RB, Sub- Series B, 4.00%, 02/15/43	1,780	1,787,763
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,050,247

		42,284,155

Michigan — 5.6%
Eastern Michigan University, RB
Series A, (AGM), 4.00%, 03/01/44	1,455	1,457,425
Series A, 4.00%, 03/01/47	1,455	1,334,522
Michigan Finance Authority, RB 4.00%, 02/15/47	5,510	5,284,354
4.00%, 02/15/50	6,975	6,612,433
Series A, 4.00%, 11/15/50	5,680	5,395,671
Michigan Finance Authority, Refunding RB 4.00%, 11/15/46	3,420	3,283,221
Series A, 4.00%, 12/01/40	7,000	6,956,782
Michigan State Building Authority, Refunding RB, 4.00%, 04/15/54	3,765	3,671,315
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.05%, 10/01/48	1,855	1,743,147

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, M/F Housing (continued)
Series A-1, 3.35%, 10/01/49	$3,465	$2,776,473
Series A, AMT, 2.45%, 10/01/46	2,275	1,567,966
Series A, AMT, 4.15%, 10/01/53	1,885	1,723,493
Series A, AMT, 2.70%, 10/01/56	8,210	5,415,365
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	675	589,336
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	6,310	6,397,091
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(c)	900	917,057

		55,125,651

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	1,615	1,731,118

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	997,861
Kansas City Industrial Development Authority, RB, Series B, AMT, 5.00%, 03/01/39	2,505	2,680,685
Missouri Housing Development Commission, RB, S/F Housing, Class B, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	2,610	1,995,554

		5,674,100

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	170	161,540

Nevada — 1.0%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	7,265	7,888,838
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	1,892,566

		9,781,404

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	265	220,956
Series B, AMT, 3.75%, 07/01/45	1,075	864,283
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	3,200	2,978,656

		4,063,895

New Jersey — 9.4%
Camden County Improvement Authority, RB, 6.00%, 06/15/62	655	689,313
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	1,930	2,010,707
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(c)	40	42,754
Series WW, 5.25%, 06/15/33	370	391,920
Series WW, 5.00%, 06/15/34	485	511,053
Series WW, 5.00%, 06/15/36	2,205	2,310,456
Series WW, 5.25%, 06/15/40	715	743,159
AMT, (AGM), 5.00%, 01/01/31	900	910,463
AMT, 5.13%, 01/01/34	1,620	1,633,652
AMT, 5.38%, 01/01/43	2,115	2,134,352
New Jersey Economic Development Authority, Refunding RB Series BBB, 5.50%, 12/15/26(c)	5,360	6,017,779

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding RB (continued)
Sub-Series A, 4.00%, 07/01/32	$1,510	$1,537,727
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	1,936,682
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.25%, 12/01/39	4,755	4,539,132
Series B, Class B, AMT, 4.00%, 12/01/41	3,180	3,206,505
Sub-Series C, Class C, AMT, 3.63%, 12/01/49	1,725	1,452,890
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,195	2,195,748
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,140,010
Series A, 0.00%, 12/15/29(d)	7,530	5,996,749
Series AA, 5.25%, 06/15/33	3,525	3,556,510
Series AA, 5.00%, 06/15/38	4,325	4,391,609
Series AA, 4.13%, 06/15/39	1,210	1,219,693
Series AA, 5.50%, 06/15/39	7,190	7,263,805
Series AA, 4.00%, 06/15/40	1,060	1,055,233
Series AA, 5.00%, 06/15/50	2,650	2,785,275
Series BB, 4.00%, 06/15/50	4,900	4,644,362
Series D, 5.00%, 06/15/32	1,610	1,675,474
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	180	192,747
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	1,740	1,762,314
Series A, 4.00%, 01/01/48	3,310	3,279,949
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 01/01/37	5,505	5,627,448
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	2,180	2,332,064
Series A, 5.00%, 06/01/35	3,220	3,424,464
Sub-Series B, 5.00%, 06/01/46	8,970	9,073,792

		92,685,790

New Mexico — 0.0%
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/44	200	180,627
Series A, 5.00%, 05/15/49	270	233,749

		414,376

New York — 9.3%
City of New York New York, GO
Series A-1, 5.00%, 08/01/47	930	1,029,891
Series B, 5.25%, 10/01/41	1,955	2,288,161
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	540	572,911
Series C-1, 5.00%, 11/15/56	6,550	6,625,168
New York City Housing Development Corp., RB, M/F Housing
Series I-1, (FHA), 2.55%, 11/01/45	2,385	1,741,820
Series I-1, (FHA), 2.70%, 11/01/55	1,050	705,140
New York City Municipal Water Finance Authority, Refunding RB, Series CC, 5.00%, 06/15/47	7,060	7,106,017
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	2,910	2,910,457

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Building Aid Revenue, RB (continued)
Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	$2,680	$2,666,774
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-3, 5.00%, 08/01/40	7,285	7,869,497
Subordinate, 3.00%, 05/01/46	1,495	1,238,346
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,100	1,100,238
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(b)	2,630	2,623,404
Series A, 2.88%, 11/15/46	14,350	10,886,097
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	2,795	2,728,951
New York State Housing Finance Agency, RB, Series B, (SONYMA), 3.88%, 11/01/48	400	358,625
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	510	490,579
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/41	3,300	3,327,971
4.00%, 03/15/46	5,960	5,768,481
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,460	3,607,313
AMT, 5.00%, 12/01/36	1,650	1,769,653
Series A, AMT, 5.25%, 01/01/50	6,045	6,065,251
Port Authority of New York & New Jersey, RB 221st Series, AMT, 4.00%, 07/15/40	1,000	992,142
Series 221, AMT, 4.00%, 07/15/55	5,155	4,813,028
Port Authority of New York & New Jersey, Refunding RB
186th Series, AMT, 5.00%, 10/15/36	570	590,137
Series 197, AMT, 5.00%, 11/15/35	905	963,896
Series 207, AMT, 4.00%, 09/15/43	1,090	1,069,885
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	3,040	2,252,978
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	665	714,202
Series D-2, Senior Lien, 5.25%, 05/15/47	6,030	6,874,688

		91,751,701

North Carolina — 0.1%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	790	759,096
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	445	428,589

		1,187,685

Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	11,660	11,122,707
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	6,920	6,980,488
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	260	238,282
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	350	366,113

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	$1,000	$1,000,973
Series A-1, Junior Lien, 5.25%, 02/15/32	950	950,924
Series A-1, Junior Lien, 5.25%, 02/15/33	1,325	1,326,289
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(d)	10,040	6,111,469
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	973,266

		29,070,511

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	760	709,360
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,640	1,653,408
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	456,360

		2,819,128

Oregon — 0.3%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	605	654,099
Series A, 5.00%, 06/15/40	440	474,221
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	2,355	1,218,960
Oregon State Facilities Authority, RB, Series A, 4.13%, 06/01/52	1,090	1,045,381

		3,392,661

Pennsylvania — 9.9%
Allegheny County Airport Authority, RB
Series A, AMT, 5.00%, 01/01/51	3,600	3,722,396
Series A, AMT, 5.00%, 01/01/56	3,925	4,046,757
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(c)	1,500	1,512,165
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	225	182,193
4.00%, 07/01/51	200	156,680
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,495	2,514,521
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	4,930	5,138,820
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	10,710	10,953,695
AMT, 5.00%, 12/31/38	13,195	13,325,195
AMT, 5.50%, 06/30/41	3,290	3,618,405
AMT, 5.00%, 06/30/42	2,455	2,467,214
AMT, 5.75%, 06/30/48	2,855	3,161,870
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 11/15/42	2,245	2,215,743
AMT, 5.50%, 11/01/44	1,000	1,003,621
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	575	441,669
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	980,528
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	6,850	6,950,311
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	3,635	2,939,148

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB, Series 119, AMT, 3.50%, 10/01/36	$1,180	$1,154,817
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,480	1,548,573
Series A-1, 5.00%, 12/01/41	3,510	3,669,838
Series B, 5.00%, 12/01/40	1,375	1,437,711
Series C, 5.50%, 12/01/23(c)	1,315	1,345,252
Series C, 5.00%, 12/01/39	4,775	4,927,146
Series B, Subordinate, 4.00%, 12/01/51	665	639,848
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	5,155	5,313,527
Pennsylvania Turnpike Commission, Refunding RB 3rd Series, 4.00%, 12/01/38	4,915	4,950,201
Series A-1, 5.00%, 12/01/40	1,805	1,883,119
Philadelphia Authority for Industrial Development, RB, Class A, 4.00%, 07/01/44(c)	2,900	2,957,785
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,130	2,211,021

		97,369,769

Puerto Rico — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,864	2,727,960
Series A-1, Restructured, 5.00%, 07/01/58	17,311	17,055,663
Series A-2, Restructured, 4.54%, 07/01/53	500	460,000
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,454,479
Series A-2, Restructured, 4.33%, 07/01/40	19,762	18,898,045
Series B-1, Restructured, 4.75%, 07/01/53	1,377	1,312,805
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,269,050
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	16,341	4,537,699

		47,715,701

Rhode Island — 1.9%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 75-A, 2.35%, 10/01/44	3,925	2,846,854
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37(e)	820	807,194
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/38	375	334,228
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,105	1,159,201
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	525	532,385
Series B, 4.50%, 06/01/45	10,575	10,595,769
Series B, 5.00%, 06/01/50	2,630	2,644,207

		18,919,838

South Carolina — 6.2%
Charleston County Airport District, RB(c)
Series A, AMT, 5.50%, 07/01/23	5,225	5,273,455
Series A, AMT, 6.00%, 07/01/23	1,955	1,976,579
County of Berkeley South Carolina, SAB 4.25%, 11/01/40	485	418,231
4.38%, 11/01/49	715	576,067
County of Charleston South Carolina, RB, 5.25%, 12/01/23(c)	2,505	2,555,987
South Carolina Jobs-Economic Development Authority, RB 5.00%, 11/01/43	3,090	3,247,843
5.00%, 01/01/55(b)	2,290	2,014,735

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB (continued) 7.50%, 08/15/62(b)	$1,455	$1,448,345
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	5,885	6,118,782
Series A, 4.25%, 05/01/48	1,685	1,624,222
South Carolina Ports Authority, RB
AMT, 5.00%, 07/01/48	530	550,413
AMT, 5.00%, 07/01/55	2,790	2,879,132
Series B, AMT, 4.00%, 07/01/49	2,690	2,567,602
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	16,210	16,490,627
Series A, 4.00%, 12/01/55	1,950	1,802,752
Series E, 5.50%, 12/01/53	1,730	1,759,817
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	4,930	5,023,591
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 2.25%, 07/01/46	4,755	3,513,051
Series B, 4.35%, 07/01/47	1,690	1,693,022

		61,534,253

Tennessee — 3.9%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	3,550	3,472,063
Mercer County Improvement Authority, RB, Series B, AMT, 5.00%, 07/01/52	3,795	4,012,203
Tennergy Corp., RB(a)
Series A, 4.00%, 12/01/51	4,650	4,662,378
Series A, 5.50%, 10/01/53	3,805	4,123,239
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	12,955	13,909,136
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)(e)	7,530	7,871,719

		38,050,738

Texas — 8.3%
Arlington Higher Education Finance Corp., RB(b) 7.50%, 04/01/62	1,545	1,652,149
7.88%, 11/01/62	1,335	1,389,877
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	385	302,757
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	3,290	3,405,252
Series C, 5.00%, 08/15/42	2,325	2,359,924
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/44	1,000	1,012,403
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,330	1,331,169
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	765	786,975
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	756,330
Series A, AMT, 4.00%, 07/01/46	2,780	2,648,967
City of Houston Texas System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/48	11,670	10,860,475

Security	Par (000)	Value

Texas (continued)
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	$2,910	$3,110,703
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,300	2,344,671
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(c)(d)	8,085	3,989,907
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(d)	5,000	2,841,255
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	1,210	1,107,317
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	3,620	3,636,724
Port Authority of Houston of Harris County Texas, RB, 4.00%, 10/01/46	1,575	1,546,847
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	4,435	4,388,725
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,355	1,451,395
Tarrant County Cultural Education Facilities Finance Corp., RB 5.00%, 11/15/51	4,305	4,659,202
Series A, 4.00%, 07/01/53	1,895	1,822,027
Series A, 5.00%, 07/01/53	2,325	2,482,124
Series B, 5.00%, 07/01/36	2,390	2,555,718
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	1,850	1,889,444
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	690	656,788
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	735	736,627
Series A, (GNMA), 3.63%, 09/01/44	2,025	1,871,278
Series A, (GNMA), 3.75%, 09/01/49	1,365	1,320,169
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,395	5,788,630
Texas Private Activity Bond Surface Transportation Corp., RB
AMT, 5.00%, 06/30/58	1,795	1,815,152
AMT, Senior Lien, 5.00%, 12/31/45	3,020	3,041,243
Texas Transportation Commission State Highway 249 System, RB, CAB(d) 0.00%, 08/01/35	310	179,855
0.00%, 08/01/36	170	92,399
0.00%, 08/01/37	225	114,583
0.00%, 08/01/38	810	388,357
0.00%, 08/01/41	1,950	786,310
0.00%, 08/01/44	1,010	334,006
0.00%, 08/01/45	1,775	546,047

		82,003,781

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/47	2,935	3,026,490
Series A, AMT, 5.00%, 07/01/48	1,055	1,091,744
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(b)	485	462,195

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	$935	$846,720
Utah Housing Corp., RB, S/F Housing, Series D2, Class III, (FHA), 4.00%, 01/01/36	455	453,890

		5,881,039

Virginia — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	4,920	4,781,896
Virginia Housing Development Authority, RB, M/F Housing, Series C, 3.70%, 08/01/48	3,045	2,670,057

		7,451,953

Washington — 2.0%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	490	415,189
Port of Seattle Washington, RB
Series C, AMT, 5.00%, 04/01/40	2,395	2,443,647
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	2,655	2,757,287
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	1,140	1,110,921
Washington Health Care Facilities Authority, RB, 4.00%, 10/01/45	1,670	1,570,091
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	8,075	8,353,482
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	3,094	2,909,082

		19,559,699

Wisconsin — 2.0%
Public Finance Authority, RB 5.00%, 10/15/41(b)	570	552,326
5.00%, 10/15/56(b)	225	199,737
Class A, 6.00%, 06/15/52	505	495,759
Class A, 6.13%, 06/15/57	570	561,302
Series A, 5.00%, 07/15/39(b)	250	246,136
Series A, 5.00%, 07/01/40(b)	450	433,155
Series A, 5.00%, 10/15/40(b)	1,130	1,090,917
Series A, 5.00%, 07/15/49(b)	955	889,457
Series A, 5.00%, 07/15/54(b)	455	415,112
Series A, 5.00%, 10/15/55(b)	1,545	1,409,737
Series A-1, 4.50%, 01/01/35(b)	605	543,886
Public Finance Authority, Refunding RB(b) 5.00%, 09/01/49	335	276,019
5.25%, 05/15/52	1,015	910,944
5.00%, 09/01/54	455	365,666
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, 1.80%, 03/01/31	400	357,422
Series A, 1.85%, 09/01/31	320	283,006
Series A, 1.90%, 03/01/32	600	533,720
Series A, 1.95%, 09/01/32	450	398,367
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	1,165	918,508
Series A, (HUD SECT 8), 2.45%, 11/01/46	1,210	837,541

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing (continued)
Series A, 4.15%, 11/01/48	$5,080	$4,939,320
Series A, 4.45%, 05/01/57	3,395	3,304,045

		19,962,082

Total Municipal Bonds — 135.5% (Cost: $1,332,037,583)		1,337,870,013

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	4,000	4,139,890
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	5,085	5,099,216

		9,239,106

California — 0.2%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	1,980	2,083,194

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	5,517	5,828,465

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	3,052	3,053,204

Florida — 1.8%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	7,850	8,940,251
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,920	1,891,001
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	7,443,658

		18,274,910

Georgia — 0.5%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	5,503	5,147,035

Illinois — 2.3%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	2,850	2,855,050
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 08/15/51	7,124	7,619,091
Series C, 4.00%, 02/15/27(c)	2	2,292
Series C, 4.00%, 02/15/41	912	913,695
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,014	5,025,848
Series A, 5.00%, 01/01/40	6,451	6,695,474

		23,111,450

Kansas — 1.3%
Wyandotte County Unified School District No.500 Kansas City, GO, Series A, 5.50%, 09/01/47(c)	11,167	12,423,312

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.4%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25(c)	$3,600	$3,737,114

Maryland — 0.9%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	6,653	7,088,862
Series A, 5.00%, 07/01/46	1,269	1,333,212

		8,422,074

Michigan — 1.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	4,671	4,773,394
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	2,050	2,132,201
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,748	2,582,396

		9,487,991

Nevada — 0.3%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,739	2,890,437

New York — 4.4%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	8,220	8,296,253
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	6,314	6,275,309
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/35	3,945	4,101,019
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	6,600	6,464,304
Port Authority of New York & New Jersey, Refunding RB, 5.25%, 10/15/57	5,090	5,384,189
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	7,270	7,821,197
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,520	5,415,655

		43,757,926

Ohio(i) — 0.6%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/24(c)	3,319	3,411,712
4.00%, 11/15/24	2,006	2,061,623

		5,473,335

Pennsylvania — 0.8%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(i)	6,042	6,281,138
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	1,514	1,608,321

		7,889,459

Texas — 1.0%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,703	2,701,107
Houston Community College System, GO, 4.00%, 02/15/23(c)	3,480	3,481,627
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,985	3,016,394
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	879	886,247

		10,085,375

Security	Par (000)	Value

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	$11,880	$11,754,256

Wisconsin — 0.2%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,524,399

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.7% (Cost: $180,492,275)		184,183,042

Total Long-Term Investments — 154.2% (Cost: $1,512,529,858)		1,522,053,055

	Shares

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(j)(k)	25,427,432	25,432,517

Total Short-Term Securities — 2.6% (Cost: $25,425,865)		25,432,517

Total Investments — 156.8% (Cost: $1,537,955,723)		1,547,485,572

Liabilities in Excess of Other Assets — (0.7)%		(6,380,900)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.5)%		(103,871,831)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.6)%		(450,209,049)

Net Assets Applicable to Common Shares — 100.0%		$987,023,792

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to June 1, 2026, is $11,636,989. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,416,913	$24,014,882	(a)	$—	$(5,930)	$6,652	$25,432,517	25,427,432	$107,721	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	311	03/22/23	$35,707	$(555,838)
U.S. Long Bond	457	03/22/23	59,681	(1,784,980)
5-Year U.S. Treasury Note	283	03/31/23	30,975	(401,953)

				$(2,742,771)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,742,771	$—	$2,742,771

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,930,619	$—	$7,930,619

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$3,408,081	$—	$3,408,081

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$126,638,235

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,337,870,013	$—	$1,337,870,013
Municipal Bonds Transferred to Tender Option Bond Trusts	—	184,183,042	—	184,183,042
Short-Term Securities
Money Market Funds	25,432,517	—	—	25,432,517

	$25,432,517	$1,522,053,055	$—	$1,547,485,572

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,742,771)	$—	$—	$(2,742,771)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
Loan for TOB Trust Certificates	$—	$(3,700,960)	$—	$(3,700,960)
TOB Trust Certificates	—	(99,568,749)	—	(99,568,749)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)

	$—	$(553,569,709)	$—	$(553,569,709)

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2023

	BTA	MUA	MUI	MYD

ASSETS
Investments, at value — unaffiliated(a)	$228,724,640	$645,323,346	$1,622,487,021	$878,611,314
Investments, at value — affiliated(b)	2,933,540	2,590,585	22,083,904	17,669,350
Cash	78,237	259,381	172,744	78,729
Cash pledged for futures contracts	674,000	2,297,000	3,921,000	3,206,000
Receivables:
Investments sold	60,927	187,840	22,982	110,798
Dividends — affiliated	4,978	12,856	20,241	26,721
Interest — unaffiliated	2,391,257	6,323,895	16,009,877	8,457,151
Due from broker	—	—	17,871	—
Deferred offering costs	—	61,500	—	—
Prepaid expenses	27,400	120,388	192,319	12,330

Total assets	234,894,979	657,176,791	1,664,927,959	908,172,393

ACCRUED LIABILITIES
Payables:
Investments purchased	2,192,286	683,880	22,538,073	14,131,454
Accounting services fees	12,230	44,984	80,268	56,239
Capital shares redeemed	—	—	349,280	—
Custodian fees	2,124	3,493	8,140	3,730
Income dividend distributions — Common Shares	584,635	1,759,194	2,511,613	1,900,248
Interest expense and fees	88,719	138,650	437,435	436,866
Investment advisory fees	119,506	301,977	757,627	373,119
Offering costs	—	58,570	—	—
Directors’ and Officer’s fees	25,765	4,081	601,782	337,913
Other accrued expenses	10,441	22,542	26,227	16,752
Professional fees	39,109	28,149	63,879	77,411
Transfer agent fees	8,937	29,026	15,010	29,675
Variation margin on futures contracts	149,015	504,594	899,066	700,892

Total accrued liabilities	3,232,767	3,579,140	28,288,400	18,064,299

OTHER LIABILITIES
TOB Trust Certificates	12,516,504	24,489,313	87,180,947	60,534,975
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	75,657,943	174,931,808	561,386,838	251,110,021

Total other liabilities	88,174,447	199,421,121	648,567,785	311,644,996

Total liabilities	91,407,214	203,000,261	676,856,185	329,709,295

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$143,487,765	$454,176,530	$988,071,774	$578,463,098

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$156,422,945	$517,271,323	$1,052,745,335	$625,618,269
Accumulated loss	(12,935,180)	(63,094,793)	(64,673,561)	(47,155,171)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$143,487,765	$454,176,530	$988,071,774	$578,463,098

Net asset value per Common Share	$10.68	$11.75	$13.43	$12.35

(a) Investments, at cost — unaffiliated	$234,411,583	$691,500,635	$1,606,310,389	$881,187,183
(b) Investments, at cost — affiliated	$2,933,128	$2,589,808	$22,080,812	$17,664,433
(c) Preferred Shares outstanding	760	1,750	5,617	2,514
(d) Preferred Shares authorized	Unlimited	1,750	18,417	16,234
(e) Par value per Preferred Share	$0.001	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,439,892	38,663,595	73,579,059	46,840,551
(g) Common Shares authorized	Unlimited	199,998,250	199,981,583	199,983,766
(h) Par value per Common Share	$0.001	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2023

MQY

ASSETS
Investments, at value — unaffiliated(a)	$1,522,053,055
Investments, at value — affiliated(b)	25,432,517
Cash pledged for futures contracts	2,923,000
Receivables:
Investments sold	39,202
Dividends — affiliated	37,277
Interest — unaffiliated	13,756,098
Prepaid expenses	972,773

Total assets	1,565,213,922

ACCRUED LIABILITIES
Bank overdraft	780,796
Payables:
Investments purchased	18,106,197
Accounting services fees	80,039
Custodian fees	7,129
Income dividend distributions — Common Shares	3,442,406
Interest expense and fees	602,122
Investment advisory fees	646,050
Directors’ and Officer’s fees	281,149
Other accrued expenses	18,531
Professional fees	44,772
Transfer agent fees	46,261
Variation margin on futures contracts	655,920

Total accrued liabilities	24,711,372

OTHER LIABILITIES
TOB Trust Certificates	99,568,749
Loan for TOB Trust Certificates	3,700,960
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	450,209,049

Total other liabilities	553,478,758

Total liabilities	578,190,130

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$987,023,792

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$1,045,072,593
Accumulated loss	(58,048,801)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$987,023,792

Net asset value per Common Share	$13.48

(a) Investments, at cost — unaffiliated	$1,512,529,858
(b) Investments, at cost — affiliated	$25,425,865
(c) Preferred Shares outstanding	4,503
(d) Preferred Shares authorized	14,503
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	73,242,678
(g) Common Shares authorized	199,985,497
(h) Par value per Common Share	$0.10

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2023

	BTA	MUA	MUI	MYD

INVESTMENT INCOME
Dividends — affiliated	$33,645	$153,075	$68,531	$122,987
Interest — unaffiliated	5,581,025	15,330,899	32,867,616	18,339,789

Total investment income	5,614,670	15,483,974	32,936,147	18,462,776

EXPENSES
Investment advisory	694,654	1,811,549	4,513,376	2,232,738
Professional	33,712	64,447	53,090	42,910
Accounting services	14,642	50,465	94,350	63,228
Transfer agent	11,960	24,468	30,655	29,380
Directors and Officer	5,610	12,388	77,662	29,048
Printing and postage	4,752	9,681	5,498	8,107
Registration	4,144	10,248	20,199	7,867
Liquidity fees	3,902	8,985	28,840	12,908
Remarketing fees on Preferred Shares	3,831	8,822	28,316	12,673
Custodian	2,923	5,092	14,215	5,574
Miscellaneous	32,356	22,539	80,379	34,249

Total expenses excluding interest expense, fees and amortization of offering costs	812,486	2,028,684	4,946,580	2,478,682
Interest expense, fees and amortization of offering costs(a)	1,465,828	3,539,915	10,297,069	5,014,122

Total expenses	2,278,314	5,568,599	15,243,649	7,492,804
Less:
Fees waived and/or reimbursed by the Manager	(1,714)	(8,163)	(3,593)	(6,594)

Total expenses after fees waived and/or reimbursed	2,276,600	5,560,436	15,240,056	7,486,210

Net investment income	3,338,070	9,923,538	17,696,091	10,976,566

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,955,024)	(17,857,567)	(58,894,642)	(35,040,368)
Investments — affiliated	2,279	4,293	4,152	(4,048)
Futures contracts	2,483,337	5,455,232	14,296,442	7,200,769

	(3,469,408)	(12,398,042)	(44,594,048)	(27,843,647)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,735,222)	(9,683,204)	29,842,950	12,010,038
Investments — affiliated	260	(4,194)	3,092	2,845
Futures contracts	189,346	(606,995)	746,813	(631,141)

	(2,545,616)	(10,294,393)	30,592,855	11,381,742

Net realized and unrealized loss	(6,015,024)	(22,692,435)	(14,001,193)	(16,461,905)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(2,676,954)	$(12,768,897)	$3,694,898	$(5,485,339)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2023

MQY

INVESTMENT INCOME
Dividends — affiliated	$107,721
Interest — unaffiliated	33,895,422

Total investment income	34,003,143

EXPENSES
Investment advisory	3,908,017
Accounting services	90,139
Professional	83,564
Registration	40,627
Transfer agent	37,982
Directors and Officer	37,507
Custodian	10,740
Printing and postage	5,911
Miscellaneous	11,264

Total expenses excluding interest expense, fees and amortization of offering costs	4,225,751
Interest expense, fees and amortization of offering costs(a)	8,845,071

Total expenses	13,070,822
Less:
Fees waived and/or reimbursed by the Manager	(5,661)

Total expenses after fees waived and/or reimbursed	13,065,161

Net investment income	20,937,982

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(38,891,313)
Investments — affiliated	(5,930)
Futures contracts	7,930,619

(30,966,624)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,778,374)
Investments — affiliated	6,652
Futures contracts	3,408,081

1,636,359

Net realized and unrealized loss	(29,330,265)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(8,392,283)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BTA			MUA

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,338,070	$2,016,252	$8,733,495	$9,923,538	$5,574,960	$21,674,239
Net realized gain (loss)	(3,469,408)	850,948	805,867	(12,398,042)	3,766,936	3,896,638
Net change in unrealized appreciation (depreciation)	(2,545,616)	271,828	(30,583,646)	(10,294,393)	155,267	(88,707,665)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,676,954)	3,139,028	(21,044,284)	(12,768,897)	9,497,163	(63,136,788)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to Common Shareholders	(3,970,250)	(2,196,989)	(8,677,591)	(17,549,967)	(5,232,689)	(27,559,514)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	—	—	2,613,331	1,844,863	12,810,577
Reinvestment of common distributions	21,507	14,277	127,234	164,753	81,818	1,039,293

Net increase in net assets derived from capital share transactions	21,507	14,277	127,234	2,778,084	1,926,681	13,849,870

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(6,625,697)	956,316	(29,594,641)	(27,540,780)	6,191,155	(76,846,432)
Beginning of period	150,113,462	149,157,146	178,751,787	481,717,310	475,526,155	552,372,587

End of period	$143,487,765	$150,113,462	$149,157,146	$454,176,530	$481,717,310	$475,526,155

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets (continued)

		MUI		MYD

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,696,091	$10,029,152	$22,730,839	$10,976,566	$6,531,002	$29,819,545
Net realized gain (loss)	(44,594,048)	(14,312,908)	(5,232,138)	(27,843,647)	3,151,565	1,406,427
Net change in unrealized appreciation (depreciation)	30,592,855	29,849,550	(113,330,106)	11,381,742	2,804,901	(124,406,956)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,694,898	25,565,794	(95,831,405)	(5,485,339)	12,487,468	(93,180,984)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to Common Shareholders	(19,398,443)	(11,967,097)	(24,815,980)	(12,550,127)	(7,249,093)	(30,564,427)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	497,273,284	—	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,480,795)	—	—	(870,440)	—	—
Redemption of common shares due to reorgnization	—	—	(138)	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(3,480,795)	—	497,273,146	(870,440)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(19,184,340)	13,598,697	376,625,761	(18,905,906)	5,238,375	(123,745,411)
Beginning of period	1,007,256,114	993,657,417	617,031,656	597,369,004	592,130,629	715,876,040

End of period	$988,071,774	$1,007,256,114	$993,657,417	$578,463,098	$597,369,004	$592,130,629

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MQY

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$20,937,982	$12,080,054	$52,517,330
Net realized gain (loss)	(30,966,624)	2,376,324	(6,019,147)
Net change in unrealized appreciation (depreciation)	1,636,359	9,208,730	(198,334,347)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,392,283)	23,665,108	(151,836,164)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to Common Shareholders	(22,044,581)	(12,817,468)	(55,356,148)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	1,173,646

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(30,436,864)	10,847,640	(206,018,666)
Beginning of period	1,017,460,656	1,006,613,016	1,212,631,682

End of period	$987,023,792	$1,017,460,656	$1,006,613,016

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2023

	BTA	MUA	MUI	MYD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(2,676,954)	$(12,768,897)	$3,694,898	$(5,485,339)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	56,060,046	79,101,328	613,168,634	247,757,180
Purchases of long-term investments	(38,818,071)	(78,300,030)	(528,691,015)	(203,930,212)
Net proceeds from sales (purchases) of short-term securities	(2,425,944)	12,437,926	(16,754,665)	(4,707,405)
Amortization of premium and accretion of discount on investments and other fees	(215,345)	(631,402)	4,485,044	1,084,314
Net realized loss on investments	5,952,745	17,853,274	58,890,490	35,044,416
Net unrealized (appreciation) depreciation on investments	2,734,962	9,687,398	(29,846,042)	(12,012,883)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(2,544)	(1,763)	(17,878)	(16,607)
From the Manager	—	—	5,262	—
Interest — unaffiliated	180,948	(218,337)	261,000	526,956
Variation margin on futures contracts	444	—	—	—

Prepaid expenses	21,837	(7,693)	59,781	16,283
Deferred offering costs	—	2,069	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(7,126)	(29,321)	(70,127)	(38,755)
Custodian fees	(1,167)	(2,210)	(2,953)	(3,490)
Interest expense and fees	37,508	80,702	146,485	240,902
Investment advisory fees	(123,813)	(272,205)	(818,902)	(355,360)
Directors’ and Officer’s fees	1,113	(468)	2,113	(15,472)
Other accrued expenses	386	2,630	(1,782)	(2,056)
Professional fees	(34,655)	(78,843)	(53,871)	(37,455)
Transfer agent fees	(2,782)	(12,079)	(23,176)	(9,294)
Variation margin on futures contracts	138,432	440,851	855,449	612,945

Net cash provided by operating activities	20,820,020	27,282,930	105,288,745	58,668,668

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(4,096,471)	(17,375,036)	(20,875,863)	(13,066,243)
Payments for offering costs	—	(4,372)	—	—
Repayments of TOB Trust Certificates	(21,173,788)	(17,955,674)	(151,542,360)	(55,620,677)
Net payments on Common Shares redeemed	—	—	(3,131,515)	(870,440)
Proceeds from TOB Trust Certificates	4,568,960	6,395,446	70,954,333	8,864,066
Decrease in bank overdraft	(2,564)	—	(8,163)	—
Amortization of deferred offering costs	8,080	2,756	8,438	8,072
Proceeds from issuance of Common Shares	—	2,613,331	—	—

Net cash used for financing activities	(20,695,783)	(26,323,549)	(104,595,130)	(60,685,222)

CASH
Net increase (decrease) in restricted and unrestricted cash	124,237	959,381	693,615	(2,016,554)
Restricted and unrestricted cash at beginning of period	628,000	1,597,000	3,418,000	5,301,283

Restricted and unrestricted cash at end of period	$752,237	$2,556,381	$4,111,615	$3,284,729

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,420,240	$3,456,457	$10,142,146	$4,765,148

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$21,507	$164,753	$—	$—

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)

Six Months Ended January 31, 2023

	BTA	MUA	MUI	MYD

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$78,237	$259,381	$172,744	$78,729
Cash pledged
Futures contracts	674,000	2,297,000	3,921,000	3,206,000
Due from broker	—	—	17,871	—

	$752,237	$2,556,381	$4,111,615	$3,284,729

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Cash Flows (unaudited) (continued)

Six Months Ended January 31, 2023

MQY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(8,392,283)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	416,797,878
Purchases of long-term investments	(297,053,316)
Net purchases of short-term securities	(24,014,882)
Amortization of premium and accretion of discount on investments and other fees	25,488
Net realized loss on investments	38,897,243
Net unrealized depreciation on investments	1,771,722

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(33,416)
Interest — unaffiliated	594,109
Prepaid expenses	11,857

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(53,630)
Custodian fees	(6,001)
Interest expense and fees	262,057
Investment advisory fees	(679,707)
Directors’ and Officer’s fees	(2,640)
Other accrued expenses	(7,590)
Professional fees	(20,756)
Transfer agent fees	(14,714)
Variation margin on futures contracts	520,616

Net cash provided by operating activities	128,602,035

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(22,703,765)
Repayments of TOB Trust Certificates	(130,839,525)
Proceeds from TOB Trust Certificates	19,729,439
Proceeds from Loan for TOB Trust Certificates	3,700,960
Increase in bank overdraft	780,796
Amortization of deferred offering costs	31,060

Net cash used for financing activities	(129,301,035)

CASH
Net decrease in restricted and unrestricted cash	(699,000)
Restricted and unrestricted cash at beginning of period	3,622,000

Restricted and unrestricted cash at end of period	$2,923,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$8,551,954

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	2,923,000

$2,923,000

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BTA

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$11.17		$11.10		$13.31	$11.20	$12.47	$12.28	$12.27

Net investment income(a)	0.25		0.15		0.65	0.67	0.60	0.62	0.65

Net realized and unrealized gain (loss)		(0.44)	0.08		(2.21)	2.05	(1.26)	0.20	0.01

Net increase (decrease) from investment operations		(0.19)	0.23		(1.56)	2.72	(0.66)	0.82	0.66

Distributions to Common Shareholders from net investment income(b)		(0.30)	(0.16)		(0.65)	(0.61)	(0.61)	(0.63)	(0.65)

Net asset value, end of period	$10.68		$11.17		$11.10	$13.31	$11.20	$12.47	$12.28

Market price, end of period	$10.15		$12.10		$10.43	$13.20	$10.92	$11.88	$11.20

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(1.47	)%(d)	2.11	%(d)	(12.33)%	24.80%	(5.70)%	7.34%	5.76%

Based on market price	(13.55	)%(d)	17.71	%(d)	(16.93)%	26.94%	(3.49)%	12.12%	1.50%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	3.28	%(f)	2.31	%(f)(g)	1.72%	1.73%	2.54%	2.67%	2.33%

Total expenses after fees waived and/or reimbursed	3.28	%(f)	2.31	%(f)(g)	1.72%	1.73%	2.54%	2.67%	2.33%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.17	%(f)	1.16	%(f)(g)	1.15%	1.14%	1.13%	1.13%	1.14%

Net investment income to Common Shareholders	4.81	%(f)	5.49	%(f)	4.95%	5.32%	4.71%	5.11%	5.21%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$143,488		$150,113		$149,157	$178,752	$150,344	$167,431	$164,787

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000		$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$262,101	(j)	$239,633	(j)	$296,259 (k)	$335,200 (k)	$297,821 (k)	$320,304 (k)	$316,825 (k)

TOB Trust Certificates, end of period (000)	$12,517		$31,506		$31,735	$38,607	$36,908	$34,595	$36,025

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$18,508		$8,166		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		16%	8%		17%	27%	34%	31%	44%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.40%, 2.39% and 1.24%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18
Expense ratios	1.16%	1.15%	1.14%	1.13%	1.12%	1.12%	1.47%

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUA

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$12.53		$12.42		$14.77	$12.83	$14.14	$14.01	$14.07

Net investment income(a)	0.26		0.15		0.57	0.62	0.63	0.67	0.68

Net realized and unrealized gain (loss)		(0.58)	0.10		(2.20)	1.96	(1.29)	0.12	(0.06)

Net increase (decrease) from investment operations		(0.32)	0.25		(1.63)	2.58	(0.66)	0.79	0.62

Distributions to Common Shareholders(b)

From net investment income		(0.30)	(0.14)		(0.58)	(0.64)	(0.63)	(0.66)	(0.68)

From net realized gain		(0.16)	—		(0.14)	—	(0.02)	—	—

Total distributions to Common Shareholders		(0.46)	(0.14)		(0.72)	(0.64)	(0.65)	(0.66)	(0.68)

Net asset value, end of period	$11.75		$12.53		$12.42	$14.77	$12.83	$14.14	$14.01

Market price, end of period	$11.38		$12.55		$11.90	$15.26	$12.48	$14.98	$13.21

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(2.23	)%(d)	2.00	%(d)	(11.63)%	20.41%	(5.03)%	5.97%	4.47%

Based on market price	(5.46	)%(d)	6.63	%(d)	(18.05)%	27.89%	(12.80)%	19.07%	(6.48)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	2.48	%(f)	1.67	%(f)(g)	0.98%	0.81%	0.98%	1.01%	0.93%

Total expenses after fees waived and/or reimbursed	2.48	%(f)	1.67	%(f)(g)	0.98%	0.80%	0.98%	1.01%	0.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.90	%(f)(i)	0.88	%(f)(g)	0.77%	0.71%	0.69%	0.70%	0.69%

Net investment income to Common Shareholders	4.43	%(f)	4.75	%(f)	3.90%	4.39%	4.43%	4.77%	4.83%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$454,177		$481,717		$475,526	$552,373	$463,431	$509,645	$504,470

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$175,000		$175,000		$175,000	$—	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$327,670	(j)	$321,536	(j)	$371,729 (k)	$—	$—	$—	$—

TOB Trust Certificates, end of period (000)	$24,489		$42,444		$41,712	$68,781	$69,232	$71,659	$71,925

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$26,689		$16,471		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		11%	5%		24%	19%	21%	19%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and 0.90%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

For the six months ended January 31, 2023, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.89%.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUI

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$13.64		$13.45		$16.11		$14.62	$15.40	$14.93	$15.17

Net investment income(a)	0.24		0.14		0.56		0.64	0.56	0.56	0.59

Net realized and unrealized gain (loss)		(0.19)	0.21		(2.57)		1.48	(0.81)	0.47	(0.23)

Net increase (decrease) from investment operations	0.05		0.35		(2.01)		2.12	(0.25)	1.03	0.36

Distributions to Common Shareholders(b)

From net investment income		(0.26)	(0.16)		(0.65)		(0.63)	(0.53)	(0.53)	(0.60)

From net realized gain	—		—		—		—	—	(0.03)	(0.00	)(c)

Total distributions to Common Shareholders		(0.26)	(0.16)		(0.65)		(0.63)	(0.53)	(0.56)	(0.60)

Net asset value, end of period	$13.43		$13.64		$13.45		$16.11	$14.62	$15.40	$14.93

Market price, end of period	$12.01		$12.44		$12.26		$15.09	$13.13	$13.85	$13.01

Total Return Applicable to Common Shareholders(d)

Based on net asset value	0.76	%(e)	2.73	%(e)	(12.79)%		15.08%	(1.41)%	7.68%	2.76%

Based on market price	(1.20	)%(e)	2.79	%(e)	(15.13)%		20.02%	(1.56)%	11.13%	(2.69)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	3.20	%(g)	2.25	%(g)(h)	1.67	%(i)	1.58%	2.31%	2.63%	2.17%

Total expenses after fees waived and/or reimbursed	3.20	%(g)	2.25	%(g)(h)	1.67	%(i)	1.58%	2.31%	2.63%	2.17%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)	1.04	%(g)(k)	1.07	%(g)(h)	1.02	%(i)	0.98%	0.97%	1.01%	0.97%

Net investment income to Common Shareholders	3.72	%(g)	4.06	%(g)	3.63%		4.05%	3.59%	3.73%	3.87%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$988,072		$1,007,256		$993,657		$617,032	$559,934	$589,887	$571,769

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$561,700		$561,700		$561,700		$—	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$252,273	(l)	$237,229	(l)	$276,902	(m)	$—	$—	$—	$—

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—		$—		$—		$287,100	$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—		$—		$—		$314,919 (m)	$295,031 (m)	$305,464 (m)	$299,153	(m)

TOB Trust Certificates, end of period (000)	$87,181		$172,298		$180,858		$93,069	$92,014	$93,421	$79,136

Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$18,773		$10,104		N/A		N/A	N/A	N/A	N/A

Portfolio turnover rate		32%	14%		25%		13%	20%	24%	34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.27%, 2.27% and 1.08%, respectively.

(i)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.62%, 1.61% and 0.96%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)

For the six months ended January 31, 2023, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

(l)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(n)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYD

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$12.73		$12.62		$15.26	$13.38	$14.56	$14.38	$14.71

Net investment income(a)	0.23		0.14		0.64	0.69	0.66	0.73	0.79

Net realized and unrealized gain (loss)		(0.34)	0.12		(2.63)	1.86	(1.16)	0.17	(0.30)

Net increase (decrease) from investment operations		(0.11)	0.26		(1.99)	2.55	(0.50)	0.90	0.49

Distributions to Common Shareholders from net investment income(b)		(0.27)	(0.15)		(0.65)	(0.67)	(0.68)	(0.72)	(0.82)

Net asset value, end of period	$12.35		$12.73		$12.62	$15.26	$13.38	$14.56	$14.38

Market price, end of period	$11.19		$11.72		$11.43	$14.62	$12.29	$14.15	$13.12

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(0.48	)%(d)	2.21	%(d)	(13.39)%	19.61%	(3.66)%	6.80%	3.47%

Based on market price	(2.06	)%(d)	3.90	%(d)	(18.13)%	24.76%	(8.94)%	13.76%	(5.85)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	2.69	%(f)	1.87	%(f)(g)	1.35%	1.36%	2.07%	2.27%	2.00%

Total expenses after fees waived and/or reimbursed	2.68	%(f)	1.87	%(f)(g)	1.35%	1.36%	2.07%	2.27%	2.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	0.89	%(f)	0.89	%(f)(g)	0.86%	0.87%	0.85%	0.88%	0.89%

Net investment income to Common Shareholders	3.93	%(f)	4.47	%(f)	4.26%	4.66%	4.49%	5.10%	5.33%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$578,463		$597,369		$592,131	$715,876	$627,798	$682,832	$674,077

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400		$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$285,443	(j)	$262,525	(j)	$335,533 (k)	$384,756 (k)	$349,719 (k)	$371,612 (k)	$368,129 (k)

TOB Trust Certificates, end of period (000)	$60,535		$116,156		$137,078	$145,316	$147,785	$136,925	$167,150

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$14,704		$8,305		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		24%	4%		14%	14%	19%	17%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.89%, 1.89% and 0.91%, respectively

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18
Expense ratios	0.88%	0.88%	0.85%	0.86%	0.85%	0.88%	0.88%

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQY

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$13.89		$13.74		$16.57	$14.79		$15.67	$15.22	$15.56

Net investment income(a)	0.29		0.16		0.72	0.75		0.67	0.69	0.77

Net realized and unrealized gain (loss)		(0.40)	0.17		(2.79)	1.80		(0.91)	0.47	(0.29)

Net increase (decrease) from investment operations		(0.11)	0.33		(2.07)	2.55		(0.24)	1.16	0.48

Distributions to Common Shareholders(b)

From net investment income		(0.30)	(0.18)		(0.76)	(0.77)		(0.64)	(0.69)	(0.82)

From net realized gain	—		—		—	—		—	(0.02)	—

Total distributions to Common Shareholders		(0.30)	(0.18)		(0.76)	(0.77)		(0.64)	(0.71)	(0.82)

Net asset value, end of period	$13.48		$13.89		$13.74	$16.57		$14.79	$15.67	$15.22

Market price, end of period	$12.28		$13.12		$12.80	$15.92		$13.88	$13.99	$13.83

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(0.43	)%(d)	2.44	%(d)	(12.93)%	17.56%		(1.44)%	8.42%	3.28%

Based on market price	(3.97	)%(d)	3.86	%(d)	(15.58)%	20.35%		3.60%	6.53%	(3.55)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	2.74	%(f)	1.90	%(f)(g)	1.33%	1.48	%(h)	2.20%	2.48%	2.05%

Total expenses after fees waived and/or reimbursed	2.74	%(f)	1.90	%(f)(g)	1.33%	1.47	%(h)	2.20%	2.48%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	0.88	%(f)	0.89	%(f)(g)	0.85%	0.95	%(h)	0.90%	0.93%	0.91%

Net investment income to Common Shareholders	4.39	%(f)	4.84	%(f)	4.45%	4.64%		4.15%	4.55%	4.91%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$987,024		$1,017,461		$1,006,613	$1,212,632		$454,276	$481,212	$467,334

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300		$450,300		$450,300	$450,300		$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$278,301	(k)	$253,932	(k)	$323,543 (l)	$369,294	(l)	$357,235 (l)	$372,487 (l)	$364,628 (l)

TOB Trust Certificates, end of period (000)	$103,270		$210,679		$230,928	$268,075		$129,475	$134,198	$139,144

Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$14,917		$7,966		N/A	N/A		N/A	N/A	N/A

Portfolio turnover rate		20%	8%		17%	8%		18%	21%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%, respectively.

(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19
Expense ratios	0.88%	0.89%	0.85%	0.94%	0.90%	0.93%

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal Income Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified

The Boards of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MUI (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniHoldings Investment Quality Fund (“MFL”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUI’s Share Class	Shares of MUI
MFL	Common	37,896,208	0.93874076	Common	35,574,705(a)
MFL	VRDP	2,746	1	VRDP	2,746

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization were as follows:

MFL
Net assets applicable to Common Shareholders	$497,273,284
Paid-in-capital	513,150,872
Accumulated loss	(15,877,588)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization was $535,317,061. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganization amounted to $1,032,590,345. The Target Fund’s fair value and cost of financial instruments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MFL	$846,552,183	$858,217,170	$88,413,120	$274,600,000

The purpose of these transactions was to combine two funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

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Notes to Financial Statements (unaudited) (continued)

Assuming the reorganization had been completed on May 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended April 30, 2022, are as follows:

•	Net investment income (loss): $42,471,276

•	Net realized and change in unrealized gain/loss on investments: $(198,977,307)

•	Net decrease in net assets resulting from operations: $(156,506,031)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUI in connection with the reorganization were expensed by MUI. The Manager reimbursed MUI $42,542, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MYD and MQY management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions.Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BTA	$ 210,511	$ 41,515	$ 18,538	$ 270,564
MUA	369,757	71,957	23,091	464,805

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements (unaudited) (continued)

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUI	$ 1,267,948	$ 241,052	$ 71,725	$ 1,580,725
MYD	878,549	168,707	56,758	1,104,014
MQY	1,644,885	312,666	102,264	2,059,815

For the six months ended January 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BTA	$24,471,817		$12,516,504		1.69% — 1.96%	$19,904,559	2.70%
MUA	39,725,368		24,489,313		1.67 — 1.81	33,503,019	2.75
MUI	159,381,791		87,180,947		1.69 — 1.96	119,558,930	2.62
MYD	100,264,074		60,534,975		1.67 — 1.81	80,064,361	2.73
MQY	184,183,042		99,568,749		1.69 — 1.96	151,152,869	2.70

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at January 31, 2023.

For the six months ended January 31, 2023, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MQY	$ 3,700,960	0.25 — 0.25%	$ 245,870	0.70%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements (unaudited) (continued)

For such services, each Fund, except MUI and BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MYD	MQY
Investment advisory fees	0.55%	0.50%	0.50%

For such services, BTA pays the Manager a monthly fee of 1.00% at an annual rate equal to a percentage of the average weekly value of the Fund’s net assets.

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, with respect to each Fund other than BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

For purposes of calculating this fee, with respect to BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

Distribution Fees: MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended January 31, 2023 amounted to $5,284.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
BTA	$ 1,714
MUA	8,163
MUI	3,593
MYD	6,594
MQY	5,661

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
BTA	$ 36,940,862	$ 56,116,740
MUA	68,816,179	79,269,167
MUI	520,857,796	610,899,532
MYD	204,937,501	247,862,962
MQY	306,739,588	414,347,125

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Financial Statements (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring
BTA	$ 4,492,973
MUA	3,646,950
MUI	33,957,408
MYD	12,564,077
MQY	36,591,325

As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BTA	$ 224,755,354	$ 5,095,179	$ (11,385,974)	$ (6,290,795)
MUA	669,352,353	12,953,181	(60,784,497)	(47,831,316)
MUI	1,541,361,897	42,712,026	(30,659,364)	12,052,662
MYD	837,876,357	26,253,020	(31,155,583)	(4,902,563)
MQY	1,434,864,015	51,058,551	(44,449,474)	6,609,077

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the

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municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Fund, except for BTA, is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BTA is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Fund’s Common Shares is $0.10, except for BTA, which is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BTA	2,033	1,294	9,324
MUA	13,454	6,820	68,542
MQY	—	—	70,961

For the period ended July 31, 2022, shares issued and outstanding remained constant for MUI.

For the period ended July 31, 2022 and year ended April 30, 2022, shares issued and outstanding remained constant for MYD.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding increased by 35,574,715 as a result of the reorganization of MFL with and into MUI.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding decreased by 10 as a result of a redemption of fractional shares from the reorganization of MFL with and into MUI.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2023, BTA, MUA and MQY did not repurchase any shares. For the period ended July 31, 2022 and year ended April 30, 2022, the Funds did not repurchase any shares.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MUI
	Shares	Amounts
Six Months Ended January 31, 2023	291,912	$3,480,795

	MYD
	Shares	Amounts
Six Months Ended January 31, 2023	79,144	$870,440

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,767,963 Common Shares remain available for issuance under the Shelf Offering. During the period ended January 31, 2023, MUA issued 209,413 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by MUA in connection with its Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board,

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Notes to Financial Statements (unaudited) (continued)

(ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Funds (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45
MUA	12/15/21	1,750	175,000,000	12/15/51
MUI	04/07/22	2,871	287,100,000	04/07/52
	04/11/22	2,746	274,600,000	04/07/52
MYD	06/30/11	2,514	251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41
	04/19/21	2,737	273,700,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BTA	MUA	MUI	MYD	MQY
Expiration date	11/30/24	04/30/24	11/30/24	11/30/24	07/06/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BTA	Aa2	A
MUA	Aa2	N/A
MUI	Aa1	AA
MYD	Aa1	AA
MQY	Aa1	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 01/31/23
BTA	10/29/15	11/15/24
MUA	12/15/21	04/15/24
MUI	04/07/22	11/15/24
MYD	04/17/14	11/15/24

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Commencement Date	Expiration Date as of Period Ended 01/31/23
MQY	10/22/15	06/21/23

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2023, the annualized dividend rate for the VRDP Shares were as follows:

	BTA	MUA	MUI	MYD	MQY
Dividend rates	3.12%	3.51%	3.10%	3.10%	3.00%

For the six months ended January 31, 2023, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
BTA	$1,187,184	$8,080
MUA	3,072,354	2,756
MUI	8,707,906	8,438
MYD	3,902,036	8,072
MQY	6,754,196	31,060

11. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BTA	02/01/23	02/15/23	03/01/23	$0.043500
	03/01/23	03/15/23	04/03/23	0.043500
MUA	02/01/23	02/15/23	03/01/23	0.045500
	03/01/23	03/15/23	04/03/23	0.040500
MUI	02/01/23	02/15/23	03/01/23	0.034000
	03/01/23	03/15/23	04/03/23	0.034000
MYD	02/01/23	02/15/23	03/01/23	0.040500
	03/01/23	03/15/23	04/03/23	0.036500

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MQY	02/01/23	02/15/23	03/01/23	$0.047000
	03/01/23	03/15/23	04/03/23	0.043500

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BTA	VRDP	W-7	$235,517
MUA	VRDP	W-7	559,760
MUI	VRDP	W-7	1,740,654
MYD	VRDP	W-7	779,064
MQY	VRDP	W-7	1,360,893

(a)	Dividends declared for period February 1, 2023 to February 28, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds, other than MUA, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BTA. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BTA unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. After careful consideration of a number of factors including, among other factors, the potential impact to BTA’s use of leverage through preferred shares, the Fund’s Board of Directors approved the adoption of an amendment to the Fund’s Statement of Preferences governing the preferred shares which provides for acquisitions of the Fund’s outstanding preferred shares to be exempt from the limitations of the Delaware CBIA Statute. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BTA and any subsequent acquisitions of beneficial interests.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including for MUA only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, MUA may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 26, 2021, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	99

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

Wells Fargo Bank, N.A.(b)

San Francisco, CA 94104

(a) For BTA, MUA, MUI and MYD.

(b) For MQY.

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

Wells Fargo Securities, LLC(b)

Charlotte, NC 28202

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	101

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMYMA-01/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1-31, 2022	0	$-	0	1,914,813
September 1-30, 2022	0	$-	0	1,914,813
October 1-31, 2022	0	$-	0	1,914,813
November 1-30, 2022	0	$11.1369	0	1,914,813
December 1-31, 2022	0	$11.0267	0	3,693,549
January 1-31, 2023	291,912	$11.9091	291,912	3,401,637
Total:	291,912	11.9091	291,912	3,401,637

1 On September 27, 2021, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. On September 8, 2022, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions

2

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Fund, Inc.

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Fund, Inc.

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Fund, Inc.

Date: March 23, 2023

4